                       PROSPECTUS DATED AUGUST 10, 1999

                       REVOLUTION EXTRA VARIABLE ANNUITY
------------------------------------------------------------------------------

     a deferred combination fixed and variable annuity contract issued by

        JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("JOHN HANCOCK")

                     JOHN HANCOCK ANNUITY SERVICING OFFICE
               ------------------------------------------------
                529 Main Street           Phone:1-800-824-0335
                Charlestown, MA  02129      Fax:1-800-886-3048
               ------------------------------------------------

  The contract enables you to earn (1) fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and (2) an investment-based return in the following variable investment options:


Variable Investment Option                  Managed By
--------------------------                  ----------
V.A. Sovereign Investors .................. John Hancock Advisers, Inc.
V.A. Core Equity .......................... Independence Investment Associates, Inc.
Aggressive Balanced ....................... Independence Investment Associates, Inc.
Fidelity VIP Contrafund(R) ................ Fidelity Management & Research Company
Equity Index .............................. State Street Global Advisors
Large Cap Value CORE ...................... Goldman Sachs Asset Management
V.A. Financial Industries ................. John Hancock Advisers, Inc.
Large Cap Aggressive Growth ............... Alliance Capital Management L.P.
Fidelity VIP Growth ....................... Fidelity Management & Research Company
MFS Growth ................................ MFS Investment Management(R)
Large/Mid Cap Value ....................... Wellington Management Company, LLP
Mid Cap Blend ............................. Independence Investment Associates, Inc.
AIM V.I. Value ............................ A I M Advisors, Inc.
MFS Research .............................. MFS Investment Management(R)
AIM V.I. Growth ........................... A I M Advisors, Inc.
Fundamental Mid Cap Growth ................ OppenheimerFunds, Inc.
Small/Mid Cap CORE ........................ Goldman Sachs Asset Management
Small/Mid Cap Value ....................... The Boston Company Asset Management, LLC
Small/Mid Cap Growth ...................... Wellington Management Company, LLP
Small Cap Growth .......................... John Hancock Advisers, Inc.
MFS New Discovery ......................... MFS Investment Management(R)
International Balanced .................... Brinson Partners, Inc.
Templeton International - Class 2 ......... Templeton Investment Counsel, Inc.
International Equity ...................... Goldman Sachs Asset Management
Fidelity VIP Overseas ..................... Fidelity Management & Research Company
Templeton Developing Markets - Class 2 .... Templeton Asset Management, Ltd.
Short-Term Bond ........................... Independence Investment Associates, Inc.
Bond Index ................................ Mellon Bond Associates, LLP
V.A. Bond ................................. John Hancock Advisers, Inc.
V.A. Strategic Income ..................... John Hancock Advisers, Inc.
High Yield Bond ........................... Wellington Management Company, LLP
V.A. Money Market ......................... John Hancock Advisers, Inc.
-----------------------------------------------------------------------------------------

  We may offer additional variable investment options in the future.

  For each variable investment option you select, we invest your money in a corresponding "Fund." The currently available "Funds" include certain Funds, Portfolios or Series of the John Hancock Declaration Trust, the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, and the MFS Variable Insurance Trust (together, "the Trusts").

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). Each of the Trusts' "Funds" is a separately managed investment portfolio that has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust and each individual Fund that contains detailed information about each available Fund. Be sure to read the prospectuses for the Trusts and the individual Funds before selecting any variable investment option.

  For amounts you don't wish to invest in a variable investment option, you can choose among several guarantee periods, each of which has its own guaranteed interest rate and expiration date. If you remove money from a guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

  ************************************************************************

  The SEC has not approved or disapproved the contracts, or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

  Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

  The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

The Trusts' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.

--------------------------------------------------------------------------------
                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated August 10, 1999. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 46.

-------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

            KEY WORD                                           PAGE

            Accumulation units...................................34
            Annuitant............................................12
            Annuity payments.....................................16
            Annuity period.......................................34
            Contract year........................................13
            Date of issue........................................13
            Date of maturity.....................................12
            Free withdrawal amount...............................21
            Funds.................................................2
            Guarantee periods.................................cover
            Investment options...................................17
            Market value adjustment..............................15
            Premium payments.....................................12
            Surrender value......................................23
            Surrender............................................23
            Variable investment options.......................cover
            Withdrawal charge....................................21
            Withdrawal...........................................23

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state) or fees for any optional benefit riders that you select.

OWNER TRANSACTION EXPENSES AND ANNUAL CONTRACT FEE

  .   Maximum Withdrawal Charge (as % of amount withdrawn)                    7%
  .   Annual Contract  Fee (applies only to contracts of less than $50,000) $30

ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE CONTRACT)

  .    Mortality and Expense Risk Charge                                   1.25%

  This charge doesn't apply to amounts held in the guarantee periods.

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)


  The Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures in the following table for the Funds of the John Hancock Variable Series Trust I are expressed as percentages (rounded to two decimal places) of each Fund's average daily net assets for 1998. The percentages reflect the investment management fees currently payable and the 1998 other fund expenses allocated to the Fund (except that the "other fund expenses after reimbursement" for the Aggressive Balanced, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Mid Cap Blend, Fundamental Mid Cap Growth, Small/Mid Cap Value, and International Equity Funds are estimates for the current fiscal year because those Funds were not in operation prior to the date of this prospectus).

                                           Other fund
                                         expenses after    Total fund      Other fund
                             Management   reimbursement  expenses after  expenses absent
         Fund name               fees          (1)        reimbursement   reimbursement
----------------------------------------------------------------------------------------
  Aggressive Balanced             0.68%         0.10%            0.78%            N/A
--------------------------------------------------------------------------------------
  Equity Index                    0.14%         0.08%            0.22%            0.08
--------------------------------------------------------------------------------------
  Large Cap Value CORE            0.75%         0.10%            0.85%            N/A
--------------------------------------------------------------------------------------
  Large Cap Aggressive Growth     1.00%         0.10%            1.10%            N/A
--------------------------------------------------------------------------------------
  Large/Mid Cap Value             0.95%         0.10%            1.05%            N/A
--------------------------------------------------------------------------------------
  Mid Cap Blend                   0.75%         0.10%            0.85%            N/A
--------------------------------------------------------------------------------------
  Fundamental Mid Cap Growth      0.85%         0.10%            0.95%            N/A
--------------------------------------------------------------------------------------
  Small/Mid Cap CORE              0.80%         0.10%            0.90%            0.23
--------------------------------------------------------------------------------------
  Small/Mid Cap Value             0.95%         0.10%            1.05%            N/A
--------------------------------------------------------------------------------------

                                           Other fund
                                         expenses after     Total fund      Other fund
                             Management   reimbursement   expenses after  expenses absent
         Fund name               fees          (1)        reimbursement    reimbursement
----------------------------------------------------------------------------------------
  Small/Mid Cap Growth            0.75%         0.05%            0.80%            0.05%
--------------------------------------------------------------------------------------
  Small Cap Growth                0.75%         0.08%            0.83%            0.08%
--------------------------------------------------------------------------------------
  International Balanced          0.85%         0.10%            0.95%            0.64%
--------------------------------------------------------------------------------------
  International Equity            1.00%         0.10%            1.10%            N/A
--------------------------------------------------------------------------------------
  Short-Term Bond                 0.30%         0.05%            0.35%            0.05%
--------------------------------------------------------------------------------------
  Bond Index                      0.15%         0.05%            0.20%            0.05%
--------------------------------------------------------------------------------------
   High Yield Bond                0.65%         0.07%            0.72%            0.07%
--------------------------------------------------------------------------------------

  (1)John Hancock Mutual Life Insurance Company reimburses a Fund when the Fund's other fund expenses exceed 0.10% of the Fund's average daily net assets.


  The figures in the following table for the Funds of the John Hancock Declaration Trust are expressed as percentages of each Fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees currently payable and the 1998 other fund expenses allocated to the John Hancock Declaration Trust.

                                             Other fund
                                           expenses after     Total fund      Other fund
                             Management     reimbursement   expenses after  expenses absent
         Fund name               fees            (2)         reimbursement   reimbursement
-------------------------------------------------------------------------------------------
  V.A. Sovereign Investors        0.60%         0.14%            0.74%            0.14%
-------------------------------------------------------------------------------------------
  V.A. Core Equity                0.70%         0.25%            0.95%            0.25%
-------------------------------------------------------------------------------------------
  V.A. Financial Industries       0.80%         0.12%            0.92%            0.12%
-------------------------------------------------------------------------------------------
  V.A. Bond                       0.50%         0.25%            0.75%            0.84%
-------------------------------------------------------------------------------------------
  V.A. Strategic Income           0.60%         0.25%            0.85%            0.33%
-------------------------------------------------------------------------------------------
  V.A. Money Market               0.50%         0.24%            0.74%            0.24%
-------------------------------------------------------------------------------------------

  (2)John Hancock Funds, Inc., has agreed to limit temporarily other expenses of each Fund to 0.25% of the Fund's average daily assets.


  The following table for the Funds of the Variable Insurance Products Fund and the Variable Insurance Products Fund II states the total management fee, the distribution and service fee, the other Service Class operating expense and the total annual Service Class operating expense, as a percentage (rounded to two decimal places) of each class's average net assets, for each Fund for the fiscal year ended December 31, 1998. The total class operating expenses do not reflect the effect of any reduction of certain expenses during the period.

                                                      Distribution and    Other class       Total class
                                        Management     service (12b-1)     operating         operating
  Fund name                                fees             fees           expenses         expenses(3)
----------------------------------------------------------------------------------------------------------
  Fidelity VIP Contrafund(R)               0.59%            0.10%            0.11%              0.80%
----------------------------------------------------------------------------------------------------------
  Fidelity VIP Growth                      0.59%            0.10%            0.11%              0.80%
----------------------------------------------------------------------------------------------------------
  Fidelity VIP Overseas                    0.74%            0.10%            0.17%              1.01%
----------------------------------------------------------------------------------------------------------

 (3)Fidelity Management & Research Company has voluntarily agreed to reimburse the Service Class of the Funds to the extent that total operating expenses (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses), as a percentage of their respective average net assets, exceed 1.10% for the Contrafund and 1.60% for the Growth and Overseas Funds. If certain expense reductions resulting from the use of brokerage commissions and uninvested cash balances were included, the above operating expense percentages would have been reduced by 0.05% for the Contrafund and Growth Fund and 0.04% for the Overseas Fund.


  The following table for the Funds of the Templeton Variable Products Series Fund shows the management fees, 12b-1 fees and other fund expenses for each Fund for the fiscal year ended December 31, 1998. The figures in the table are expressed as percentages (rounded to two decimal places) of each Fund's average daily net assets for 1998.

                                                Distribution and
                                    Management   service (12b-1)  Other fund  Total fund
       Fund name                       fees        fees (4)        expenses    expenses
----------------------------------------------------------------------------------------
Templeton  International - Class 2      0.69%         0.25%         0.17%        1.11%
----------------------------------------------------------------------------------------
Templeton Developing Markets -
   Class 2                              1.25%         0.25%         0.41%        1.91%
----------------------------------------------------------------------------------------

 (4)The "Rule 12b-1 Plan" for Class 2 shares of the Funds is described in the attached prospectus of the Templeton Variable Products Series Fund.


  The following table for the Funds of the MFS Variable Insurance Trust shows the management fees and other fund expenses for each Fund for the fiscal year ended December 31, 1998. The figures in the table are expressed as percentages (rounded to two decimal places) of each Fund's average daily net assets for 1998.

                                                                         Other
                                                                          fund
                                                         Total Fund     expenses
                                       Other Fund      Expenses After    Absent
                        Management    Expenses After   Reimbursement  Reimbursement
  Fund Name                Fees       Reimbursement         (5)            (6)
----------------------------------------------------------------------------------
  MFS Growth                0.75%         0.25%            1.00%         3.28%
----------------------------------------------------------------------------------
  MFS Research              0.75%         0.11%            0.86%         0.11%
----------------------------------------------------------------------------------
  MFS New Discovery         0.90%         0.27%            1.17%         4.32%
----------------------------------------------------------------------------------

 (5)Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund.

 (6)MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the Growth and New Discovery Funds, subject to reimbursement by the Fund, such that each such Fund's "other fund expenses" shall not exceed 0.25% of the average daily net assets of the Fund during the current fiscal year.


  The following table for the Funds of the AIM Variable Insurance Funds, Inc., shows the management fees and other fund expenses for each Fund for the fiscal year ended December 31,

1998. The figures in the table are expressed as percentages (rounded to two decimal places) of each Fund's average daily net assets for 1998.

                              MANAGEMENT    OTHER FUND     TOTAL FUND
             FUND NAME            FEES       EXPENSES       EXPENSES
----------------------------------------------------------------------------
  AIM V.I. Value                   0.61%         0.05%        0.66%
----------------------------------------------------------------------------
  AIM V.I. Growth                  0.64%         0.08%        0.72%
----------------------------------------------------------------------------


  We may receive payments from a Fund or its affiliates at an annual rate of up to approximately 0.25% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that Fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed in the above tables.

EXAMPLES*


  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets:


-------------------------------------------------------------
                                           1 YEAR    3 YEARS
-------------------------------------------------------------
  V.A. Sovereign Investors                 $89      $136
-------------------------------------------------------------
  V.A. Core Equity                         $91      $143
-------------------------------------------------------------
  Aggressive Balanced                      $89      $137
-------------------------------------------------------------
  Fidelity VIP Contrafund/R/               $90      $138
-------------------------------------------------------------
  Equity Index                             $84      $120
-------------------------------------------------------------
  Large Cap Value CORE                     $90      $140
-------------------------------------------------------------
  V.A. Financial Industries                $91      $142
-------------------------------------------------------------
  Large Cap Aggressive Growth              $92      $147
-------------------------------------------------------------
  Fidelity VIP Growth                      $90      $138
-------------------------------------------------------------
  MFS Growth                               $92      $144
-------------------------------------------------------------
  Large/Mid Cap Value                      $92      $146
-------------------------------------------------------------
  Mid Cap Blend                            $90      $140
-------------------------------------------------------------
  AIM V.I. Value                           $89      $136
-------------------------------------------------------------
  MFS Research                             $90      $140
-------------------------------------------------------------
  AIM V.I. Growth                          $88      $134
-------------------------------------------------------------
  Fundamental Mid Cap Growth               $91      $143
-------------------------------------------------------------
  Small/Mid Cap CORE                       $91      $141
-------------------------------------------------------------
  Small/Mid Cap Value                      $92      $146
-------------------------------------------------------------
  Small/Mid Cap Growth                     $90      $138
-------------------------------------------------------------
  Small Cap Growth                         $90      $139
-------------------------------------------------------------
  MFS New Discovery                        $93      $150
-------------------------------------------------------------
  International Balanced                   $91      $143
-------------------------------------------------------------
  Templeton International - Class 2        $93      $148
-------------------------------------------------------------
  International Equity                     $92      $147
-------------------------------------------------------------
  Fidelity VIP Overseas                    $92      $145
-------------------------------------------------------------
  Templeton Developing Markets - Class 2   $100     $172
-------------------------------------------------------------
  Short-Term Bond                          $85      $124
-------------------------------------------------------------
  Bond Index                               $84      $119
-------------------------------------------------------------
  V.A. Bond                                $89      $137
-------------------------------------------------------------
  V.A. Strategic Income                    $90      $140
-------------------------------------------------------------
  High Yield Bond                          $89      $136
-------------------------------------------------------------
  V.A. Money Market                        $89      $136
-------------------------------------------------------------

  If you commence receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay the following current expenses, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming 5% annual return on assets.


-------------------------------------------------------------
                                           1 YEAR    3 YEARS
-------------------------------------------------------------
  V.A. Sovereign Investors                 $21      $66
-------------------------------------------------------------
  V.A. Core Equity                         $24      $73
-------------------------------------------------------------
  Aggressive Balanced                      $22      $67
-------------------------------------------------------------
  Fidelity VIP Contrafund/R/               $22      $68
-------------------------------------------------------------
  Equity Index                             $16      $50
-------------------------------------------------------------
  Large Cap Value CORE                     $23      $70
-------------------------------------------------------------
  V.A. Financial Industries                $23      $72
-------------------------------------------------------------
  Large Cap Aggressive Growth              $25      $77
-------------------------------------------------------------
  Fidelity VIP Growth                      $22      $68
-------------------------------------------------------------
  MFS Growth                               $24      $74
-------------------------------------------------------------
  Large/Mid Cap Value                      $25      $76
-------------------------------------------------------------
  Mid Cap Blend                            $23      $70
-------------------------------------------------------------
  AIM V.I. Value                           $21      $66
-------------------------------------------------------------
  MFS Research                             $23      $70
-------------------------------------------------------------
  AIM V.I. Growth                          $21      $64
-------------------------------------------------------------
  Fundamental Mid Cap Growth               $24      $73
-------------------------------------------------------------
  Small/Mid Cap CORE                       $23      $71
-------------------------------------------------------------
  Small/Mid Cap Value                      $25      $76
-------------------------------------------------------------
  Small/Mid Cap Growth                     $22      $68
-------------------------------------------------------------
  Small Cap Growth                         $22      $69
-------------------------------------------------------------
  MFS New Discovery                        $26      $80
-------------------------------------------------------------
  International Balanced                   $24      $73
-------------------------------------------------------------
  Templeton International - Class 2        $25      $78
-------------------------------------------------------------
  International Equity                     $25      $77
-------------------------------------------------------------
  Fidelity VIP Overseas                    $24      $75
-------------------------------------------------------------
  Templeton Developing Markets - Class 2   $34      $102
-------------------------------------------------------------
  Short-Term Bond                          $17      $54
-------------------------------------------------------------
  Bond Index                               $16      $49
-------------------------------------------------------------
  V.A. Bond                                $22      $67
-------------------------------------------------------------
  V.A. Strategic Income                    $23      $70
-------------------------------------------------------------
   High Yield Bond                         $21      $66
-------------------------------------------------------------
  V.A. Money Market                        $21      $66
-------------------------------------------------------------

  * THESE EXAMPLES DO NOT INCLUDE ANY APPLICABLE PREMIUM TAXES OR ANY FEES
    FOR OPTIONAL BENEFIT RIDERS. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES; ACTUAL CHARGES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. THE EXAMPLES ASSUME FUND EXPENSES AT RATES SET FORTH ABOVE FOR 1998, AFTER REIMBURSEMENTS. THE ANNUAL CONTRACT FEE HAS BEEN INCLUDED AS AN ANNUAL PERCENTAGE OF ASSETS.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                                          PAGES TO SEE
  --------                                                          ------------

What is the contract? .....................................................   12

Who owns the contract? ....................................................   12

Is the owner also the annuitant? ..........................................   12

How can I invest money in a contract? .....................................   12

How will the value of my investment in the contract change over time? .....   15

What annuity benefits does the contract provide? ..........................   16

What are the tax consequences of owning a contract? .......................   16

Can I change my contract's investment options? ............................   17

What fees and charges will be deducted from my contract? ..................   20

How can I withdraw money from my contract? ................................   23

What happens if the annuitant dies before my contract's date of maturity? .   25

What other benefits can I purchase under a contract? ......................   27

Can I return my contract? .................................................   29

 What is the contract?

  The contract is a "deferred payment variable annuity contract." An annuity contract provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a deferred payment contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a variable annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

 Who owns the contract?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner.
 However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

 Is the owner also the annuitant?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant or joint annuitant. You could also name as joint annuitants two persons other than yourself.

 How can i invest money in a contract?

Premium Payments

  We call the investments you make in your contract "premiums" or "premium payments." In general, you need at least a $10,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 31 or if you purchase your contract through the annuity direct deposit program, different minimums will apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

Applying for a contract

  An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

  We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

  You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However, you may not make any
                   if your contract is used to fund                     premium payments after the
                                                                           annuitant reaches age
-----------------------------------------------------------------------------------------------------
  a "tax qualified plan"*                                               70 1/2**
-----------------------------------------------------------------------------------------------------
  a non-tax qualified plan                                              85
-----------------------------------------------------------------------------------------------------

      *   as that term is used in "Tax Information," beginning on page 39.

     **   except for a ROTH IRA, which has no age limit.

  We will not issue a contract if the proposed annuitant is older than age 84. We may waive any of these limits, however.

Ways to make premium payments

  Premium payments made by check or money order must be:

     .    drawn on a U.S. bank,

     .    drawn in U.S. dollars, and

     .    made payable to "John Hancock."

  Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 1 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

  If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

  If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

     .    issue a contract;

     .    accept premium payments; or

     .    allow other transactions.

  After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

 How will the value of my investment in the contract change over time?

  Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

  Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 20.

  The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. We currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

  However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 33.

  At any time before the date of maturity, the "TOTAL VALUE OF YOUR CONTRACT" equals

     .    the total amount you invested,

     . plus the amount(s) credited to your contact under the "Extra credit feature" described below,

     .    minus all charges we deduct,

     .    minus all withdrawals you have made,

     . plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

     . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option, and

     . plus the interest we credit to any of your contract's value while it is in a guarantee period.

Extra credit feature

  Each time you make a premium payment, we will credit an extra amount to the total value of your contract in addition to the amount of the premium payment. If your premium payment is less than $2.5 million, the extra amount will be equal to 3.5% of the premium payment. If your premium payment is $2.5 million or more, the extra amount will be equal to 5.0% of the premium payment. These extra amounts are referred to as "extra credits." Each extra credit will be credited to your contract at the same time the premium payment is credited and will be allocated among the variable investment options and the guarantee periods in the same way that the premium payment is allocated (see "Allocation of premium payments" on page 17). However, each extra credit will be treated for all purposes as "earnings" under your contract, not as a premium payment.

What annuity benefits does the contract provide?

  If your contract is still in effect on its date of maturity, it enters what is called the "annuity period". During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page 34, for information about all of these choices you can make.

What are the tax consequences of owning a contract?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

     .    partial withdrawal

     .    full withdrawal ("surrender")

     . payment of death benefit proceeds as a single sum upon the annuitant's death

     .    periodic payments under one of our annuity payment options

  In addition, if you elect the accumulated value enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

  How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as

     .    the type of the distribution,

     .    when the distribution is made,

     . the nature of any tax qualified retirement plan for which the contract is being used, if any, and

     .    the circumstances under which the payments are made.

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

Can I change my contract's investment options?

Allocation of premium payments

  When you apply for your contract, you specify the variable investment options or guarantee periods (together, your "investment options") in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using or have not previously used counts as one "use" of an investment option. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

  Up to 12 times during each year of your contract, you may transfer, free of any charge,

     . all or part of the assets held in one VARIABLE INVESTMENT OPTION to any other available variable investment option or guarantee period, or

     . all or part of the assets held in one GUARANTEE PERIOD to any other available guarantee period or variable investment option.

 Currently, we impose no charge for transfers of more than 12 per contract year. However, we reserve the right to impose a charge of up to $25 on any transfers in excess of the 12 free transfers or to prohibit any such transfers altogether. Transfers under our strategic rebalancing or dollar-cost averaging programs do not count toward the 12 you are allowed each year. However, you may not

     . transfer more than $1,000,000 in a contract year from any one variable investment option or guarantee period, without our prior approval,

     . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

     . make any transfers, during the annuity period, to or from a guarantee period, or

     . make any transfer during the annuity period that would result in more than four investment options being used at once. We reserve the right to prohibit a transfer less than 30 days prior to the contract's date of maturity.


  The contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to a Fund. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

Procedure for transferring your assets

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the location shown on page 1. Your request should include

     .    your name,

     .    daytime telephone number,

     .    contract number,

     . the names of the investment options to and from which assets are being transferred, and

     .    the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  As noted above under "Transferring your assets", the contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

Dollar-cost averaging program

  You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

     . You may elect the program only if the total value of your contract equals $15,000 or more.

     .    The amount of each transfer must equal at least $250.

     . You may change your dollar-cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

     .    You may discontinue the program at any time.

     . The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

     .    Automatic transfers to or from guarantee periods are not permitted.

     .    We reserve the right to terminate the program at any time.

Strategic rebalancing

  This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

  This program can be elected in the application or by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

  Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

  The guarantee periods do not participate in and are not affected by strategic rebalancing. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

 What fees and charges will be deducted from my contract?

Mortality and expense risk charge

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 1.25% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.)

  In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual contract fee

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value on the contract anniversary of less than $50,000. We deduct this annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to up to $50.

Premium taxes

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain states assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

  If you withdraw some of your premiums from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred sales load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

  Free withdrawal amounts:  If you have any profit in your contract, you can
  -----------------------
always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

  Here's how we determine the charge:  If the amount you withdraw or surrender
  ----------------------------------
totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

Years from date of premium payment to
   date of surrender or withdrawal                            Withdrawal charge*
--------------------------------------------------------------------------------
  7 or more .....................................................   0%
  6 but less than 7 .............................................   4%
  5 but less than 6 .............................................   5%
  4 but less than 5 .............................................   6%
  3 but less than 4 .............................................   7%
  2 but less than 3 .............................................   7%
  1 but less than 2 .............................................   7%
  less than 1 ...................................................   7%


  * As a percentage of the amount of such premium that we consider to have been withdrawn (including the withdrawal charge), as explained in the text immediately below.


  Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations.

   Here's how we deduct the withdrawal charge:  We deduct the withdrawal charge
   ------------------------------------------
proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from the Growth option and 40% from the V.A. Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the V.A. Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each.
 If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

  When withdrawal charges don't apply:  We don't assess a withdrawal charge in
  -----------------------------------
the following situations:

     . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

     . on certain withdrawals if you have elected the rider that waives the withdrawal charge; and

     . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

  How an MVA affects the withdrawal charge:  If you make a withdrawal from a
  ----------------------------------------
guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

OTHER CHARGES

  We offer, subject to state availability, four optional benefit riders. We charge a separate monthly charge for each rider selected. At the beginning of each month, we charge an amount equal to 1/12/th/ of the following annual percentages:

--------------------------------------------------------------------------------
Waiver of withdrawal charge            0.10% of that portion of your contract's
                                       total value attributable to premiums you
                                       contributed and extra credits credited
                                       within 7 years prior to the date of
                                       deduction
--------------------------------------------------------------------------------
Enhanced death benefit                 0.15 % of your contract's total value
--------------------------------------------------------------------------------
Accumulated value enhancement*         0.35% of your initial premium payment
                                       (we reserve the right to increase this
                                       percentage on a uniform basis for all
                                       riders issued in the same state)
--------------------------------------------------------------------------------
Guaranteed retirement income benefit   0.30% of your contract's total value
--------------------------------------------------------------------------------


  * If you choose the accumulated value enhancement, you must also choose the waiver of withdrawal charge.

  We deduct the charge proportionally from each of your investment options, based on your value in each.

 How can I withdraw money from my contract?

Surrenders and partial withdrawals

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     . make a partial withdrawal of the surrender value.

  The "surrender value" of a contract is the total value of a contract, after any market value adjustment, MINUS the annual contract fee, any applicable premium tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
39. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

     . for an amount less than $100, or

     . if the remaining total value of your contract would be less than $1,000.

We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Waiver of withdrawal charge rider

  If your state permits, you may purchase an optional waiver of withdrawal charge rider at the time of application. The "covered persons" under the rider are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse. Under this rider, we will waive withdrawal charge on any withdrawals, if a "covered person" has been diagnosed with one of the critical illnesses listed in the rider, or if all the following conditions apply:

     . a covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract;

     . such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

     . the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

You may not purchase this rider if either of the covered persons (1) is older than 74 years at application or (2) was confined to a nursing home within the past two years.

  There is a charge for this rider, as set forth under "Other charges" on page 23, above. This rider (and the related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

  For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on
request.   In certain marketing materials, this rider may be referred to
"CareSolutions."

  If you purchase this rider, you and your immediate family will also have access to:

     . a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

Systematic withdrawal plan

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 15, and "What fees and charges will be deducted from my contract?" beginning on page 20. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

     . You may elect the plan only if the total value of your contract equals $25,000 or more.

     . The amount of each systematic withdrawal must equal at least $100.

     . If the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

     . You may cancel the plan at any time.

     . We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

What happens if the annuitant dies before my contract's date of maturity?

  If the annuitant dies before your contract's date of maturity, we will pay a death benefit to the contract's beneficiary. If you have named more than one annuitant, the death benefit will be payable upon the death of the surviving annuitant prior to the date of maturity.

  If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner who is the annuitant will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable. (For a description of what happens upon the death of an owner who is not the annuitant, see "Distribution requirements following death of owner," beginning on page 37.)

  We will pay a "standard" death benefit, unless you have chosen the "enhanced death benefit rider," as discussed below.

Standard death benefit

   The standard death benefit is the greater of:

     . the total value of your contract, adjusted by any then-applicable market value adjustment, or

     . the total amount of premium payments made and extra credits credited, minus any partial withdrawals and related withdrawal charges.

We calculate the death benefit value as of the day we receive, at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 36.

Enhanced death benefit rider

  If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing an enhanced death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greatest of:

     . the amount of each premium you have paid, accumulated at 5% effective annual interest (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn);

     . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary; or

     . the total value of your contract (adjusted by any market value adjustment) as of the date we receive due proof of the annuitant's death.

For these purposes, however, we count only those contract anniversaries that occur BEFORE (1) we receive proof of death and (2) the anniversary of the contract nearest the annuitant's 81st birthday.

  You may elect this rider ONLY when you apply for the contract and only if this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 23 under "Other charges." For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

  This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

What other benefits can i purchase under a contract?

  In addition to the enhanced death benefit and waiver of withdrawal charge riders discussed above, we currently make available two other optional benefits. These optional benefits are provided under riders that contain many terms and conditions not set forth below. Therefore, you should refer directly to each rider for more complete information. We will provide you with a copy on request.

  Accumulated value enhancement.  Under this rider, we will make a contribution
  -----------------------------
to the total value of the contract on a monthly basis if the covered person (who must be the annuitant):

     . is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and

     . is receiving certain qualified services described in the rider.

 The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the contract. However, the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any increase will occur.

  You may elect this rider only when you apply for the contract. You cannot elect this rider unless you have also elected the waiver of withdrawal charge rider. There is a monthly charge for this rider. The charge is described under "Other charges" on page 23.

  The rider will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if the total value of the contract falls below an amount equal to 25% of your initial premium payment. You may cancel the rider by written notice at any time. The rider charge will terminate when the rider terminates.

  If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

  In certain marketing materials, this rider may be referred to as "CareSolutions Plus."

  Guaranteed retirement income benefit.  Under this rider, we will guarantee the
  ------------------------------------
amount of annuity payments you receive, if the following conditions are satisfied:

     . The date of maturity must be within the 30 day period following a contract anniversary.

     . If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

     . If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

  You cannot elect this rider at any time after your contract is issued. If you elect this rider you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) if the rider had not been added to it.

  If you do decide to add this rider to your contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the rider specifies, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan.

(These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this rider.

  If you exercise your rights under this rider, we guarantee that the amount we apply to this annuity payment option will be the same amount as if your premium payments had earned a return prescribed by the rider, rather than the return they earned in the subaccounts you actually chose. Under this rider, we would apply that guaranteed amount to the fixed annuity payment option specified in the rider in the same manner and on the same terms as if you had, in the absence of this rider, elected to apply total contract value in the same amount to that same annuity payment option.

  There is a monthly charge for this rider, which is described at page 23 under "Other charges." The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies. After you've held your contract for 10 years, you can terminate the rider by written request.

Can I return my contract?

  In most cases, you may return your contract for any reason within 10 days after you receive it. If you do, we will pay you the total value of your contract minus the extra credit deduction (as defined below), adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes that we have deducted. The "extra credit deduction" is equal to the lesser of (1) the portion of the total value of your contract that is attributable to any extra credits and (2) the amount of all extra credits. Thus, you receive any gain and we bear any loss on extra credits if you return your contract within the time period specified above. However, there are some exceptions to the general rules stated above:

     . If you return a contract issued in Georgia, Hawaii, Indiana, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Oregon, South Carolina, Utah, Washington, West Virginia, or Wisconsin, you will receive the gross premiums you paid.

     . If you return a contract that is an individual retirement annuity
       ("IRA"), you will receive the gross premiums you paid.

     . If your contract was issued in California after your 60/th/ birthday, you may return the contract within 30 days and receive the gross premiums you paid.

     . If your contract was issued in North Dakota, you may return it within 20 days and receive the gross premiums you paid.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 11 through 29.

Contents of this section                                           Pages to see

Description of John Hancock ........................................   31

Who should purchase a contract? ....................................   31

How we support the variable investment options .....................   31

How we support the guarantee periods ...............................   32

How the guarantee periods work .....................................   32

The accumulation period ............................................   34

The annuity period .................................................   34

Variable investment option valuation procedures ....................   37

Distribution requirements following death of owner .................   37

Miscellaneous provisions ...........................................   38

Tax information ....................................................   39

Performance information ............................................   44

Reports ............................................................   45

Voting privileges ..................................................   45

Certain changes ....................................................   45

Distribution of contracts ..........................................   45

Impact of the year 2000 issue ......................................   46

Registration statement .............................................   46

Experts ............................................................   47

Appendix A - Details About Our Guarantee Periods ...................   48

Appendix B - Example of Withdrawal Charge Calculation ..............   53

Description of John Hancock

  We are John Hancock, a mutual life insurance company organized, in 1862, under the laws of the Commonwealth of Massachusetts. Our home office is located at 200 Clarendon Street, Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 1998, we had more than $67.1 billion of assets.

Who should purchase a contract?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also designed the contracts for purchase under:

     . pension and profit-sharing plans qualified under Section 401(c) of the Code, known as H.R. 10 Plans;

     . pension or profit-sharing plans qualified under sections 401(a) or 403(a) of the Code, known as "corporate plans";

     . plans qualified under Section 401(k) of the Code;

     . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations; and

     . individual retirement annuity ("IRA") plans satisfying the requirements of Section 408 of the Code.

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

  To accommodate "employer-related" plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

How we support the variable investment options

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by John Hancock under Massachusetts law. Each Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trusts' shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

How we support the guarantee periods

  All of John Hancock's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

How the guarantee periods work

  Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its total value to the Money Market option under your contract, unless you elect to:

     . withdraw all or a portion of any such amount from the contract,

     . allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

     . allocate all or a portion of such amount to one or more of the variable investment options.

  You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

  We currently make available guarantee periods with durations up to ten years. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete guarantee periods for new allocations to or from those that are available at any time.

Guaranteed interest rates

  Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

--------------------------------------------------------------------------------
We make the final determination of guaranteed rates to be declared. We cannot predict or assure the level of any future guaranteed rates.
--------------------------------------------------------------------------------

  You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered, at any time by calling the John Hancock Annuity Servicing Office at the telephone number shown on page 1.

Calculation of market value adjustment ("MVA")

  If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     . death benefits pursuant to your contract,

     . amounts you apply to an annuity option, and

     . amounts paid in a single sum in lieu of an annuity.

  The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract. Here is how the MVA works:

--------------------------------------------------------------------------------
 We compare

     . the guaranteed rate of the guarantee period from which the assets are being taken WITH

     . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

  If the first rate exceeds the second by more than 1/2%, the market value adjustment produces an increase in your contract's value.

  If the first rate does not exceed the second by at least 1/2%, the market value adjustment produces a decrease in your contract's value.
--------------------------------------------------------------------------------

  For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

  The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on market value adjustments

  In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest earned during the guarantee period up to the date of computation. "EXCESS INTEREST" means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

--------------------------------------------------------------------------------
Because of exemptive and exclusionary provisions, interests in the guarantee periods have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this prospectus relating to the guarantee periods. Disclosure regarding the guarantee periods may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
--------------------------------------------------------------------------------

The accumulation period

Your value in our variable investment options

  Each premium payment, extra credit or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

--------------------------------------------------------------------------------
dollar amount of transaction
                   divided by
value of one accumulation unit for the applicable variable investment option at the time of such transaction
--------------------------------------------------------------------------------

  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

--------------------------------------------------------------------------------
number of accumulation units in the variable investment options times
value of one accumulation unit for the applicable variable investment option at that time
--------------------------------------------------------------------------------

Your value in the guarantee periods

  On any date, the total value of your contract in a guarantee period equals:

     . the amount of premium payments, extra credits or transferred amounts allocated to the guarantee period, MINUS

     . the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

     . the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

     . the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

     . the amount of any charges and fees deducted from that guarantee period, PLUS

     . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

The annuity period

  Annuity payments are made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are made to the younger of them.

Date of Maturity

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

     . at least 6 months after the date the first premium payment is applied to your contract, and

     . no later than the maximum age specified in your contract (normally age 95).

  Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 40.)

Choosing fixed or variable annuity payments

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (considering all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

  We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 36).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

     . you have not made an election prior to the annuitant's death;

     . the beneficiary is entitled to payment of a death benefit of at least
       $5,000 in a single sum; and

     . the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

     . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   Assumed investment rate
   -----------------------

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of

     . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

     . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  OPTION A: life annuity with payments for a guaranteed period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  Option B: life annuity without further payment on death of payee - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  Option C: joint and last survivor - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

  Option D: joint and 1/2 survivor; or joint and 2/3 survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

  Option E: life income with cash refund - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

  Option F: income for a fixed period - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

  Option G: income of a specific amount - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

  With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

     . Option A:  "life annuity with 5 years guaranteed" and

     . Option B: "life annuity without further payment on the death of payee."

 Variable investment option valuation procedures

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

 Distribution requirements following death of owner

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. (If your contract has joint owners, these provisions apply upon the death of the first to die.)

  In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

--------------------------------------------------------------------------------
 If you die before annuity payments have begun:

     . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

     . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the entire interest (as discussed below) in the contract on the date of your death must be:

   (1) paid out in full within five years of your death or

   (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death

 If you are the annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the annuitant, the entire interest equals

     . the surrender value if paid out in full within five years of your death, or

     . the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you die before annuity payments have begun:

     . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
--------------------------------------------------------------------------------

  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

Miscellaneous provisions

Assignment; change of owner or beneficiary

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

     . the rights of any assignees of record and

     . certain other conditions referenced in the contract.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

Tax information

Our income taxes

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

  Undistributed gains
  -------------------

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   Annuity payments
   ----------------

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   Surrenders and withdrawals before date of maturity
   --------------------------------------------------

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain". Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   Penalty for premature withdrawals
   ---------------------------------

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

   Accumulated value enhancement rider
   -----------------------------------

  If you have elected the accumulated value enhancement rider, the Internal Revenue Service might take the position that each charge associated with this rider is deemed a withdrawal from the contract which would be subject to income tax and, if you have not yet attained age 59 1/2, the special 10% penalty tax for withdrawals from contracts before the age of 59 1/2. You should consult a competent tax adviser before electing this rider.

Diversification requirements

  Each of the Funds of the Trusts intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the Fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of Fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

  We have no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

   Withholding on rollover distributions
   -------------------------------------

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it indirectly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

   Contracts purchased as individual retirement annuities (IRAs)
   -------------------------------------------------------------

  An individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to take a federal income tax deduction of up to $2,000 per year for contributions to the IRA. (You can never, however, deduct more than 100% of your compensation includable in your gross income for the year.) You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally deduct up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  If you or your spouse is an active participant in an employer-sponsored retirement plan, you may make deductible premium payments only if your adjusted gross incomes do not exceed certain amounts. You can still contribute the full $2,000 for each of you and your spouse, however, even though they are not deductible. Nor can you take a deduction for premium payments made in or after the taxable year in which you attain age 70 1/2 or for a "rollover contribution" as defined in the Code.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from an IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under an IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   Contracts purchased under certain non-deductible IRAs (ROTH IRAs)
   -----------------------------------------------------------------

  In general, you may make purchase payments of up to $2,000 each year for a new type of non-deductible IRA contract, known as a ROTH IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribution to a ROTH IRA. Also, the $2000 maximum for a ROTH IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $15,000.

  If you hold your ROTH IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

     . after you reach age 59 1/2,

     . on your death or disability, or

     . to one of the following qualified first-time home purchasers, subject to a $10,000 lifetime maximum: you or your spouse, child, grandchild, or ancestor.

  The Code treats payments you receive from a ROTH IRA that do not qualify for the above tax free treatment as a return of the contributions you made first. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You may make a tax-free rollover contribution from a non-ROTH IRA, unless

     . you have adjusted gross income over $100,000, or

     . you are a married taxpayer filing a separate return.

The $2,000 ROTH IRA contribution limit does not apply to tax-free rollover contributions.

  You must, however, pay tax on any portion of the non-ROTH IRA being rolled over that represents income on a previously deductible IRA contribution. No similar limitations apply to rollovers from one ROTH IRA to another ROTH IRA.

    Contracts purchased under Section 403(b) plans (TSA)
    ----------------------------------------------------

  Under these tax-sheltered annuity ("TSA") arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

  The amount of such non-taxable contributions each year

     . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

     . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,000; and

     . is subject to certain other limits (described in Section 415 of the Code).

  When we make annuity payments from the contract, such payments are taxed to the employee or other payee under the same rules that apply to such payments under corporate plans (discussed below), except that five-year averaging and capital gain phase-out are not available.

  When we make payments from a TSA contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

  Moreover, the Code prohibits distributions from a TSA contract before the employee reaches age 59 1/2, except

     . on the employee's separation from service, death, or disability,

     . with respect to distributions of assets held under a TSA contract as of December 31, 1988, and

     . transfers and exchanges to other products that qualify under Section
       403(b).

    Contracts purchased for "corporate" plans
    -----------------------------------------

  In general, an employer may deduct from its taxable income premium payments it makes under

     . a qualified pension or profit-sharing plan described in Section 401(a) of the Code, or

     . a qualified annuity plan described in Section 403(a) of the Code.

Nor do the employees participating in the plan have to pay tax on such contributions when made.

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment.

  Certain special five-year income tax averaging provisions are available for total distributions made in 1999, but not after that. Other favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

   Contracts purchased for H.R. 10 (self-employed) plans
   -----------------------------------------------------

  Self-employed persons, including partnerships, purchase contracts for tax qualified pension and profit-sharing plans that they establish for themselves and for their employees. The Code limits the maximum amount of premium payments that the self-employed person may deduct for federal income tax purposes each year. With respect to variable annuity contracts issued on the life of self-employed persons under such plans, the maximum generally is the lesser of

     . $30,000, or

     . 25% of "earned income" (as defined in the Code).

  Self-employed persons must also make premium payments for their employees (who have met certain eligibility requirements) at least at the same rate as they do for themselves.

  Tax qualified plans may permit self-employed persons and their employees to make additional premium payments themselves (which are not deductible) of up to 10% of earned income or compensation.

  When we make annuity payments under an H.R. 10 contract, the payee must pay federal income taxes under the same rules that apply to such payments under corporate plans (discussed above).

  The tax treatment of annuity payments is also the same as under corporate plans (discussed above); as, in most respects, is the tax treatment of single sum payments.

  The same rules discussed above that determine for corporate plans (a) when annuity payments must commence and (b) the 10% penalty tax on certain early distributions also apply to H.R. 10 plans.

   Contracts purchased for "top-heavy" plans
   -----------------------------------------

  Certain corporate and H.R. 10 plans may fall within the definition of "top-heavy plans" under Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

   Tax-free rollovers
   ------------------

  The discussion above covers certain fully or partially tax-free "rollovers" from a regular IRA to a ROTH IRA. You may also make a tax-free rollover from

     . a regular IRA to another regular IRA,

     . any tax-qualified plan to a regular IRA, and

     . any tax-qualified plan to another tax-qualified plan of the same type
       (i.e. TSA to TSA, corporate plan to corporate plan, etc.)

  We do not have to withhold tax if you roll over your entire distribution and you request us to pay it directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

   See your own tax adviser
   ------------------------

  The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

Performance information

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option. Total return at the Account level is the percentage change between

     . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

     . the value at the end of such period.

  At Account level, total return reflects adjustments for

     . the mortality and expense risk charges,

     . the annual contract fee, and

     . any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format except that it will not reflect any withdrawal charge.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  We also advertise current yield for investments in the other variable investment options. For investments in these options, we calculate current yield by the following formula:

--------------------------------------------------------------------------------
     the annualization of the income earned by an investment in the variable investment option during a recent 30-day period divided by
     the maximum offering price per unit of the variable investment option at the end of such 30-day period
--------------------------------------------------------------------------------

  In all cases, current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

Reports

  At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trusts.

Voting privileges

  At meetings of the Trusts' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

Certain changes

  We reserve the right, subject to applicable law, including any required shareholder approval,

     . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

     . to add or delete variable investment options,

     . to change the underlying investment vehicles,

     . to operate the Account in any form permitted by law, and

     . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Distribution of contracts

  John Hancock Funds, Inc. ("JHFI") acts as principal distributor of the contracts sold through this prospectus. JHFI is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 101 Huntington Avenue, Boston, Massachusetts 02199.

  You can purchase a contract through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and John Hancock and whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers and financial institutions to exceed 8.0% of premium payments (on a present value basis). For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor JHFI is obligated to sell any particular amount of contracts. We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of these contracts. JHFI is a subsidiary of John Hancock.

Impact of the Year 2000 issue

  The advent of the Year 2000 presents us with a technological challenge: making our systems function properly with respect to dates in the year 2000 and after. In response to that challenge, we have developed and are executing a plan to modify or replace significant portions of our computer informations systems and automated technologies. The plan involves coordination and testing with business partners in an effort to minimize the possibility that external factors will adversely impact our systems. We believe that, with modifications to existing systems and conversions to new technologies, the Year 2000 will not pose significant operational problems for our computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the Year 2000 issue could have an adverse impact on our operations.

  We have substantially completed the process of remediating and compliance testing our computer systems for the Year 2000. The few remaining non-mission critical systems are expected to be compliance tested and returned to production by the third quarter of 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of the Year 2000 issue, refer to Note 15 to the Notes to the Financial Statements of John Hancock Mutual Life Insurance Company included in the Statement of Additional Information to this prospectus.

Registration statement

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                                         page of SAI
Variations in Charges .......................   2
Distribution ................................   2
Calculation of Annuity Payments .............   2
Additional Information About Determining
 Unit Values ................................   4
Purchases and  Redemptions of Fund Shares ...   6
The Account .................................   6
Delay of Certain Payments ...................   6
Liability for Telephone Transfers ...........   6
Voting Privileges ...........................   7
John Hancock Financial Statements ...........   8
Separate Account Financial Statements .......  33

Experts

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Mutual Life Insurance Company and the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

                 APPENDIX A - DETAILS ABOUT OUR GUARANTEE PERIODS

Investments that support our guarantee periods

  We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

  We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     . corporate bonds,

     . mortgages,

     . mortgage-backed and asset-backed securities, and

     . government and agency issues.

  We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

Guaranteed interest rates

  We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

     . receive your premium payment,

     . effectuate your transfer, or

     . renew your guarantee period.

  We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

Computation of market value adjustment

  We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                                n
                                               ---
                                (    1 + g    ) 12
                                (-------------)     - 1
                                (1 + c + 0.005)

  where,

     . g is the guaranteed rate in effect for the current guarantee period.

     . c is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

     . n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

 Sample Calculation 1: Positive Adjustment

-------------------------------------------------------------------------------------
Premium payment plus extra credit        $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $11,664
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year
guarantee (c)                            7%
-------------------------------------------------------------------------------------
Remaining guarantee period (n)           60 months
-------------------------------------------------------------------------------------


Maximum positive adjustment: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

(i.e., the maximum withdrawal adjusted for market value adjustment is $12,719, or $11,664 + $1,055)

Market value adjustment:

                      [                  60     ]
                      [                  --     ]
                      [(   1 + 0.08     )12     ]
             11,664 X [(----------------)   - 1 ] = 273.79
                      [(1 + 0.07 + 0.005)       ]
                      [                         ]
                      [                         ]

Amount withdrawn or transferred (adjusted for market value adjustment):
$11,664 + $273.79 = $11,937.79

Sample Calculation 2: Negative Adjustment

-------------------------------------------------------------------------------------
Premium payment plus extra credit        $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $11,664
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year
guarantee (c)                            9%
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            60 months
-------------------------------------------------------------------------------------

Maximum negative adjustment: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,664 - $1,055)

Market value adjustment:

                      [                  60     ]
                      [                  --     ]
                      [(   1 + 0.08     )12     ]
             11,664 X [(----------------)   - 1 ] = -777.31
                      [(1 + 0.09 + 0.005)       ]
                      [                         ]
                      [                         ]

Amount withdrawn or transferred (adjusted for market value adjustment):
$11,664 - $777.31 = $10,886.69

Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest

--------------------------------------------------------------------------------------------------
Premium payment plus extra credit                     $10,000
--------------------------------------------------------------------------------------------------
Existing guarantee period                             7 years
--------------------------------------------------------------------------------------------------
Time of withdrawal or transfer                        beginning of 3rd year of guaranteed period
--------------------------------------------------------------------------------------------------
Amount withdrawn or transferred                       $11,664
--------------------------------------------------------------------------------------------------
Guaranteed rate (g)                                   8%
--------------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)          5%
--------------------------------------------------------------------------------------------------
Remaining guarantee period(n)                         60 months
--------------------------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

(i.e. the maximum withdrawal adjusted for market value adjustment is $12,719, or $11,664 + $1,055)

Market value adjustment:

                      [                  60     ]
                      [                  --     ]
                      [(   1 + 0.08     )12     ]
             11,664 X [(----------------)   - 1 ] = 1,449.06
                      [(1 + 0.05 + 0.005)       ]
                      [                         ]
                      [                         ]
                      [                         ]

Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is $1,055.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,664 + $1,055 = $12,719

Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest

--------------------------------------------------------------------------------------------------
Premium payment plus extra credit                     $10,000
--------------------------------------------------------------------------------------------------
Guarantee period                                      7 years
--------------------------------------------------------------------------------------------------
Time of withdrawal or transfer                        beginning of 3rd year of guaranteed period
--------------------------------------------------------------------------------------------------
Amount withdrawn or transferred                       $11,664
--------------------------------------------------------------------------------------------------
Guaranteed rate (g)                                   8%
--------------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)          10%
--------------------------------------------------------------------------------------------------
Remaining guarantee period(n)                         60 months
--------------------------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $11,664 - $1,055)

Market value adjustment:

                      [                  60     ]
                      [                  --     ]
                      [(   1 + 0.08     )12     ]
             11,664 X [(----------------)   - 1 ] = 1,261.09
                      [(1 + 0.10 + 0.005)       ]
                      [                         ]
                      [                         ]

Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is -$1,055.

Amount withdrawn or transferred (adjusted for market value adjustment):
$11,664 - $1,055 = $10,609

   ------------------------------------------------------------------------

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

Assume The Following Facts:

  On January 1, 2001, you make a $5,000 initial premium payment and we issue you a contract.
  On January 1, 2002, you make a $1,000 premium payment
  On January 1, 2003, you make a $1,000 premium payment.
  On January 1, 2004, the total value of your contract is $7,500 because of the extra credits and favorable investment earnings.

  Now assume you make a partial withdrawal of $7,000 (no tax withholding) on
    January 2, 2004. In this case, assuming no prior withdrawals, we would
    deduct a CDSL of $289.36.   We withdraw a total of $7,289.36 from your
    contract.

  $ 7,000.00   --  withdrawal request payable to you
  +   289.36   --  withdrawal charge payable to us
  ----------
  $ 7,289.36   --   total amount withdrawn from your contract

Here Is How We Determine The Withdrawal Charge:

  1. We first distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

  2. Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your contract to cover the withdrawal charge on your 2001 premium payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

  $5,000
   - 200  --  free withdrawal amount (payable to you)
  ------
  $4,800
   x .04
  ------
  $  192  --  withdrawal charge on 2001 premium payment (payable to us)

  $4,800
   - 192
  ------
  $4,608  --  part of withdrawal request payable to you

  3. We next deem the entire amount of your 2002 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 2002 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

  $1,000
   x .05
  ------
  $   50   --  withdrawal charge on 2002 premium payment (payable to us)

  $1,000
   -  50
  ------
  $  950   --   part of withdrawal request payable to you

  4. We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 premium payment under paragraph 2, and $950 from your 2003 premium payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

   $7,000   --   total withdrawal amount requested
    - 500   --   profit
    - 200   --   free withdrawal amount
   -4,608   --   payment deemed from initial premium payment
    - 950   --   payment deemed from 2002 premium payment
   ------
   $  742   --   additional payment to you needed to reach $7,000

  We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

    $742        =   x - [.06x]
    $742        =   .94x
    $742/.94    =   x
    $789.36     =   x

    $789.36     --   deemed withdrawn from 2003 premium payment
  - $742.00     --   part of withdrawal request payable to you
  ---------
    $ 47.36     --   withdrawal charge on 2003 premium deemed withdrawn (payable to us)

                       REVOLUTION VALUE VARIABLE ANNUITY

                       SUPPLEMENT DATED AUGUST 10, 1999
                      TO PROSPECTUS DATED AUGUST 10, 1999

  If your contract is issued in the state of New York, the following changes in the attached prospectus apply to your contract.

  On page 33 of the prospectus, under the caption "Calculation of Market Value Adjustment ("MVA")," the first paragraph is replaced with the following paragraph:

  "If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     . amounts you apply to an annuity option, and

     . amounts paid in a single sum in lieu of an annuity.

A market value adjustment does not apply to the payment of a death benefit."

  Also on page 33 of the prospectus, under the caption "Calculation of Market Value Adjustment ("MVA")," the formula in the box is replaced with the following formula:

--------------------------------------------------------------------------------
We compare

     . the guaranteed rate of the guarantee period from which the assets are being taken with

     . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/4%, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/4%, the market value adjustment produces a decrease in your contract's value.
--------------------------------------------------------------------------------

  On page 26 of the prospectus, under the caption "Standard Death Benefit," the words "adjusted by any then-applicable market value adjustment" are deleted from the first bullet.

  On page 27 of the prospectus, under the sub-caption " Enhanced death benefit," the parenthetical "(adjusted by any market value adjustment)" is deleted from the second bullet.

  Appendix A is replaced by the following appendix.

               APPENDIX A - DETAILS ABOUT OUR GUARANTEE PERIODS
                       FOR CONTRACTS ISSUED IN NEW YORK

 Investments that support our guarantee periods

  We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

  We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     . corporate bonds,

     . mortgages,

     . mortgage-backed and asset-backed securities, and

     . government and agency issues.

  We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

 Guaranteed interest rates

  We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

     . receive your premium payment,

     . effectuate your transfer, or

     . renew your guarantee period.

  We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

 Computation of market value adjustment

  We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                                 n
                                                ---
                                (    1 + g     ) 12
                                (--------------)    - 1
                                (1 + c + 0.0025)
  where,

     . g is the guaranteed rate in effect for the current guarantee period.

     . c is the guaranteed rate then in effect for a new guarantee period with a duration equal to the time remaining in the current guarantee period. If the time remaining in the current guarantee period is not a whole number of years, then the rate will be interpolated between the guaranteed rates then in effect for the two new guarantee periods then being offered with durations closest to the time remaining in the current guarantee period.

     . n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

Sample Calculation 1: Positive Adjustment

-------------------------------------------------------------------------------------
Premium payment plus extra credit        $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $11,664
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year
guarantee (c)                            7%
-------------------------------------------------------------------------------------
Remaining guarantee period (n)           60 months
-------------------------------------------------------------------------------------


Maximum positive adjustment: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

(i.e., the maximum withdrawal adjusted for market value adjustment is $12,719, or $11,664 + $1,055)

Market value adjustment:


                      [                  60     ]
                      [                  --     ]
                      [(   1 + 0.08     )12     ]
             11,664 X [(----------------)   - 1 ] = 413.58
                      [(1 + 0.07 + 0.025)       ]
                      [                         ]
                      [                         ]


Amount withdrawn or transferred (adjusted for market value adjustment):
$11,664 + $413.58 = $12,077.58

Sample Calculation 2: Negative Adjustment

-------------------------------------------------------------------------------------
Premium payment plus extra credit        $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $11,664
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year
guarantee (c)                            9%
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            60 months
-------------------------------------------------------------------------------------

Maximum negative adjustment: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,664 - $1,055)

Market value adjustment:

                      [                  60     ]
                      [                  --     ]
                      [(   1 + 0.08     )12     ]
             11,664 X [(----------------)   - 1 ] = -652.18
                      [(1 + 0.09 + 0.025)       ]
                      [                         ]
                      [                         ]


Amount withdrawn or transferred (adjusted for market value adjustment):
$11,664 - $652.18 = $11,011.82.

Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest

-----------------------------------------------------------------------------------------------
Premium payment plus extra credit                  $10,000
-----------------------------------------------------------------------------------------------
Existing guarantee period                          7 years
-----------------------------------------------------------------------------------------------
Time of withdrawal or transfer                     beginning of 3rd year of guaranteed period
-----------------------------------------------------------------------------------------------
Amount withdrawn or transferred                    $11,664
-----------------------------------------------------------------------------------------------
Guaranteed rate (g)                                8%
-----------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)       5%
-----------------------------------------------------------------------------------------------
Remaining guarantee period(n)                      60 months
-----------------------------------------------------------------------------------------------


Amount of excess interest: $10,000 x (1.08 /2/ - 1.03/2 /) = $1,055

(i.e. the maximum withdrawal adjusted for market value adjustment is $12,719, or $11,664 + $1,055)

Market value adjustment:

                      [                  60     ]
                      [                  --     ]
                      [(   1 + 0.08     )12     ]
             11,664 X [(----------------)   - 1 ] = 1,605.54
                      [(1 + 0.05 + 0.025)       ]
                      [                         ]
                      [                         ]


Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is $1,055.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,664 + $1,055 = $12,719

Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest

-----------------------------------------------------------------------------------------------
Premium payment plus extra credit                  $10,000
-----------------------------------------------------------------------------------------------
Guarantee period                                   7 years
-----------------------------------------------------------------------------------------------
Time of withdrawal or transfer                     beginning of 3rd year of guaranteed period
-----------------------------------------------------------------------------------------------
Amount withdrawn or transferred                    $11,664
-----------------------------------------------------------------------------------------------
Guaranteed rate (g)                                8%
-----------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)       10%
-----------------------------------------------------------------------------------------------
Remaining guarantee period(n)                      60 months
-----------------------------------------------------------------------------------------------

Amount of excess interest: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $11,664 - $1,055)

Market value adjustment:

                      [                  60     ]
                      [                  --     ]
                      [(   1 + 0.08     )12     ]
             11,664 X [(----------------)   - 1 ] = 1,142.61
                      [(1 + 0.10 + 0.025)       ]
                      [                         ]
                      [                         ]


Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is -$1,055.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,664
- $1,055 = $10,609

  --------------------------------------------------------------------------

 *All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNTS H

                      STATEMENT OF ADDITIONAL INFORMATION

                               ------------------


This statement of additional information ("SAI"), dated August 10, 1999 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account H (the "Account") dated August 10, 1999, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street, Charlestown, Massachusetts 02129, telephone number 1-800-824-0335.

                               TABLE OF CONTENTS

                               -----------------



                                                                   PAGE OF SAI
                                                                   -----------
Variations in Charges ..............................................    2
Distribution .......................................................    2
Calculation of Annuity Payments ....................................    2
Additional Information About Determining Unit Values ...............    4
Purchases and Redemptions of Fund Shares ...........................    6
The Account ........................................................    6
Delay of Certain Payments ..........................................    6
Liability for Telephone Transfers ..................................    6
Voting Privileges ..................................................    7
John Hancock Financial Statements ..................................    8
Separate Account Financial Statements ..............................    33

                             VARIATIONS IN CHARGES


     In the future, we may allow a reduction in or the elimination of the withdrawal charge, the charge for mortality and expense risks, the administrative services charge, the annual contract fee, or the charge for any rider. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by John Hancock based upon factors such as the following:
(1)the size of the initial premium payment, (2) the size of the group or class,
(3)the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                  DISTRIBUTION

     The distribution of the contracts through John Hancock Funds, Inc. ("JHFI") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and JHFI, the amounts we paid JHFI under that agreement for such services were as follows:

         YEAR                       AMOUNT PAID TO JHFI
         ----                       -------------------
         1998                           $4,655,842
         1997                           $1,869,477
         1996                               $0

                         CALCULATION OF ANNUITY PAYMENTS

CALCULATION OF ANNUITY UNITS

     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we THEN divide:

--------------------------------------------------------------------------------
                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000
--------------------------------------------------------------------------------

 and multiply the result by

--------------------------------------------------------------------------------
                         the applicable annuity purchase rate
                         set forth in the contract and
                         reflecting

                         (1) the age and, possibly, sex of the
                         payee and

                         (2) the assumed investment rate (discussed below)
--------------------------------------------------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

--------------------------------------------------------------------------------
                         the amount of the initial
                         monthly variable annuity
                         payment from that variable
                         annuity option

                                       by

                         the annuity unit value of that
                         variable investment option as of
                         10 calendar days prior to the
                         date the initial payment is due
--------------------------------------------------------------------------------
      For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                         4,000,000 x 12,000,000 x 5.47
                         -----------------------------
                                     1,000

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES


     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE


     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLES ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

(1) IF THE DAILY DEDUCTION IS 0.003425% (APPLICABLE TO THE REVOLUTION ACCESS, REVOLUTION EXTRA AND REVOLUTION VALUE VARIABLE ANNUITIES):

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00)
divided by $4,000,000 or 0.0009658.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

(2) IF THE DAILY DEDUCTION IS 0.003151% (APPLICABLE TO THE REVOLUTION VARIABLE ANNUITY):

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $126.04 assuming a one day period. The $126.04 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003151. By substituting in the first formula above, the net investment rate is equal to $3873.96 ($2000 + $3000 - $1000 -$126.04)
divided by $4,000,000 or 0.0009685.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009685) or $11.260896. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009685) x .999905754 or
$1.085948. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES

     John Hancock purchases and redeems Fund shares for the Account at their net asset value without any sales or redemption charges. Each available Fund issues its own separate series of Fund shares. Each such series represents an interest in one of the Funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT

     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS

     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS


     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES


     Here's the formula we use to determine the number of Fund shares as to which you may give instructions:

--------------------------------------------------------------------------------
                           the total value of your accumulation
                           units value in a variable investment
                           option

                                       divided by

                           the net asset value of 1 share of the
                           corresponding Fund
--------------------------------------------------------------------------------

     At a shareholders' meeting, you may give instructions regarding:

 .    the election of the Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of the Trusts' investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Fund by the net asset value of one share of that Fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                                                 December 31
                                                                    -------------------------------------
                                                                        1998                     1997
                                                                    -----------               -----------
                                                                                (In millions)
ASSETS
Bonds--Note 6 .................................................     $  23,353.0               $  22,986.0
Stocks:
   Preferred ..................................................           844.7                     640.6
   Common .....................................................           269.3                     256.9
   Investments in affiliates ..................................         1,520.3                   1,442.0
                                                                    -----------               -----------
                                                                        2,634.3                   2,339.5
Mortgage loans on real estate--Note 6 .........................         8,223.7                   7,851.2
Real estate:
   Company occupied ...........................................           372.2                     375.1
   Investment properties ......................................         1,472.1                   1,893.4
                                                                    -----------               -----------
                                                                        1,844.3                   2,268.5
Policy loans ..................................................         1,573.8                   1,577.3
Cash items:
   Cash in banks and offices ..................................           241.5                     176.0
   Temporary cash investments .................................         1,107.4                     548.8
                                                                    -----------               -----------
                                                                        1,348.9                     724.8
Premiums due and deferred .....................................           253.4                     222.3
Investment income due and accrued .............................           527.5                     505.8
Other general account assets ..................................         1,156.6                     948.6
Assets held in separate accounts ..............................        17,447.0                  16,021.7
                                                                    -----------               -----------
TOTAL ASSETS ..................................................     $  58,362.5               $  55,445.7
                                                                    ===========               ===========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES
OBLIGATIONS
  Policy reserves .............................................     $  19,804.8               $  19,206.6
  Policyholders' and beneficiaries' funds .....................        14,216.9                  13,985.1
  Dividends payable to policyholders ..........................           449.1                     399.7
  Policy benefits in process of payment .......................           111.4                     115.5
  Other policy obligations ....................................           322.6                     214.8
  Asset valuation reserve--Note 1 .............................         1,289.6                   1,165.7
  Federal income and other accrued taxes--Note 1 ..............           211.5                      96.9
  Other general account obligations ...........................         1,109.3                   1,084.5
  Obligations related to separate accounts ....................        17,458.6                  16,019.1
                                                                    -----------               -----------
TOTAL OBLIGATIONS .............................................        54,973.8                  52,287.9
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2 .......................................           450.0                     450.0
  Special contingency reserve for group insurance .............           160.0                     151.8
  General contingency reserve .................................         2,778.7                   2,556.0
                                                                    -----------               -----------
 TOTAL POLICYHOLDERS' CONTINGENCY RESERVES ....................         3,388.7                   3,157.8
                                                                    -----------               -----------
 TOTAL OBLIGATIONS AND POLICYHOLDERS'CONTINGENCY
 RESERVES .....................................................     $  58,362.5               $  55,445.7
                                                                    ===========               ===========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS'
  CONTINGENCY RESERVES

                                                                            Year ended December 31
                                                                    --------------------------------------
                                                                        1998                       1997
                                                                     -----------               -----------
                                                                                (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions ...............................................    $   8,844.0               $   7,371.6
  Net investment income--Note 4 .................................        2,956.2                   2,856.1
  Other, net ....................................................          233.8                     196.4
                                                                     -----------               -----------
                                                                        12,034.0                  10,424.1
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits .............................................          582.9                     737.4
     Accident and health benefits ...............................           76.9                     121.4
     Annuity benefits ...........................................        1,612.4                   1,668.2
     Surrender benefits and annuity fund withdrawals ............        6,712.4                   6,293.1
     Matured endowments .........................................           20.7                      21.0
                                                                     -----------               -----------
                                                                         9,005.3                   8,841.1
  Additions to reserves to provide for future payments to
    policyholders and beneficiaries .............................        1,106.7                    (122.6)
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses ......................          290.7                     278.3
     Home office and general expenses ...........................          529.0                     493.0
  Payroll, state premium and miscellaneous taxes ................           52.0                      49.9
                                                                     -----------               -----------
                                                                        10,983.7                   9,539.7
                                                                     -----------               -----------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS (LOSSES) ....................        1,050.3                     884.4
Dividends to policyholders ......................................          446.0                     398.2
Federal income tax (credit) expense--Note 1 .....................           (2.8)                     18.9
                                                                     -----------               -----------
                                                                           448.8                     417.1
                                                                     -----------               -----------
        GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
         GAINS (LOSSES) .........................................          607.1                     467.3
Net realized capital gains (losses)--Note 5 .....................            0.7                     (89.8)
                                                                     -----------               -----------
        NET INCOME ..............................................          607.8                     377.5
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital (losses) gains and other
    adjustments--Note 5 .........................................         (214.5)                     58.6
  Valuation reserve changes--Note 1 .............................            0.0                       1.4
  Prior years' federal income taxes .............................          (25.5)                    (35.6)
  Other reserves and adjustments, net ...........................         (136.9)                   (100.2)
                                                                     -----------               -----------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES ...............................................          230.9                     301.7
Policyholders' contingency reserves at beginning of
 year ...........................................................        3,157.8                   2,856.1
                                                                     -----------               -----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR ..............    $   3,388.7               $   3,157.8
                                                                     ===========               ===========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                            Year ended December 31
                                                                    -------------------------------------
                                                                       1998                      1997
                                                                    -----------               -----------
                                                                                (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits ..................................................     $   8,945.5               $   7,518.8
  Net investment income .......................................         2,952.8                   2,988.7
  Benefits to policyholders and beneficiaries .................        (9,190.4)                 (9,030.3)
  Dividends paid to policyholders .............................          (396.6)                   (394.0)
  Insurance expenses and taxes ................................          (874.4)                   (828.6)
  Net transfers from separate accounts ........................           131.1                     832.7
  Other, net ..................................................          (181.7)                   (720.9)
                                                                    -----------               -----------
     NET CASH PROVIDED FROM OPERATIONS ........................         1,386.3                     366.4
                                                                    -----------               -----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases ..............................................       (12,403.6)                (18,003.6)
  Bond sales ..................................................         8,447.8                  13,541.1
  Bond maturities and scheduled redemptions ...................         2,537.7                   2,927.6
  Bond prepayments ............................................         1,202.7                   1,096.3
  Stock purchases .............................................          (623.2)                 (1,125.7)
  Proceeds from stock sales ...................................           378.4                     921.7
  Real estate purchases .......................................          (147.6)                   (243.0)
  Real estate sales ...........................................           630.5                     444.5
  Other invested assets purchases .............................          (185.3)                   (171.1)
  Proceeds from the sale of other invested assets .............           120.5                     109.3
  Mortgage loans issued .......................................        (1,978.5)                 (1,165.8)
  Mortgage loan repayments ....................................         1,575.6                   1,176.9
  Other, net ..................................................           (38.6)                   (333.8)
                                                                    -----------               -----------
     NET CASH USED IN INVESTING ACTIVITIES ....................          (483.6)                   (825.6)
                                                                    -----------               -----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable .....................           (75.0)                    (16.4)
  Repayment of REMIC notes payable ............................          (203.6)                   (216.3)
                                                                    -----------               -----------
     NET CASH USED IN FINANCING ACTIVITIES ....................          (278.6)                   (232.7)
                                                                    -----------               -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS ..................................................           624.1                    (691.9)
Cash and temporary cash investments at beginning of
 year .........................................................           724.8                   1,416.7
                                                                    -----------               -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR ............     $   1,348.9               $     724.8
                                                                    ===========               ===========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three business units: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The gain from operations was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $533.8 million were sold in 1998, and an additional $1.1 billion of real estate is expected to be sold in 1999. Net gains on the properties sold in 1998 amounted to $64.3 million. Those properties to be sold subsequent to December 31, 1998 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $370.0 million and $470.5 million at December 31, 1998 and 1997, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. During 1998, in connection with the Company's plans to dispose of certain real estate holdings, additional contributions were recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $111.3 million. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $34.9 million, amounted to $261.6 million which is included in other policy obligations. The corresponding 1997 amounts were $25.2 million and $165.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $31.4 million in 1998 and $30.0 million in 1997 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $20.1 million in 1998 and $21.8 million in 1997.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The statement value and fair value for investment-type insurance contracts are as follows:


                                                  December 31, 1998      December 31, 1997
                                                 --------------------  ---------------------
                                                 Statement     Fair    Statement     Fair
                                                   Value      Value      Value       Value
                                                 ---------  ---------  ---------  ----------
                                                               (In millions)
Guaranteed investment contracts ...............  $12,666.9  $12,599.7  $11,499.4   $11,516.8
Fixed-rate deferred and immediate
 annuities ....................................    4,375.0    4,412.2    4,289.1     4,290.4
Supplementary contracts without
 life contingencies ...........................       42.7       44.7       40.9        42.1
                                                 ---------  ---------  ---------  ----------
                                                 $17,084.6  $17,056.6  $15,829.4   $15,849.3
                                                 =========  =========  =========  ==========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $74.9 million in 1998 and $146.4 million in 1997.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1998 and 1997.

NOTE 3--BORROWED MONEY

At December 31, 1998, the Company had a $500 million syndicated line of credit. There are 26 banks that are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1998, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.06% and 5.72%, respectively, at December 31, 1998 and 1997. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes were fully repaid on June 25, 1998. The outstanding balances of the notes totaled $42.6 million at December 31, 1997 and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes were fully repaid on December 28, 1998. The outstanding balances of the notes totaled $161.0 million at December 31, 1997 and are included in other general account obligations.

At December 31, 1997, the Company had a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $6.6 million and $21.2 million during 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                                   1998        1997
                                                                 --------    --------
                                                                    (In millions)
Investment expenses ........................................     $  317.5    $  339.6
Interest expense ...........................................         44.3        57.9
Depreciation on real estate and other invested assets ......         41.6        76.6
Real estate and other investment taxes .....................         60.1        61.5
                                                                 --------    --------
                                                                 $  463.5    $  535.6
                                                                 ========    ========
NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                   1998        1997
                                                                 --------    --------
                                                                    (In millions)
Net gains from asset sales and foreclosures ................     $  303.3    $   63.4
Capital gains tax ..........................................       (171.7)      (84.1)
Net capital gains transferred to the IMR ...................       (130.9)      (69.1)
                                                                 --------    --------
  Net Realized Capital Gains (Losses) ......................     $    0.7    $  (89.8)
                                                                 ========    ========
Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                                   1998        1997
                                                                 --------    --------
                                                                    (In millions)
Net (losses) gains from changes in security values and
 book value adjustments ....................................     $  (90.6)   $  159.5
Increase in asset valuation reserve ........................       (123.9)     (100.9)
                                                                 --------    --------
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments ............................................     $ (214.5)   $   58.6
                                                                 ========    ========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized
      December 31, 1998           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)

U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies ...................   $     123.3  $      5.9   $    0.0   $     129.2
Obligations of states and
 political subdivisions .....          86.4         9.9        0.0          96.3
Debt securities issued by
 foreign governments ........         264.5        29.4        8.2         285.7
Corporate securities ........      18,155.4     1,567.7      294.4      19,428.7
Mortgage-backed securities ..       4,723.4       181.2        5.2       4,899.4
                                -----------  ----------   --------   -----------
  Total bonds ...............   $  23,353.0  $  1,794.1   $  307.8   $  24,839.3
                                ===========  ==========   ========   ===========

      December 31, 1997
      -----------------

U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies ...................   $     258.9  $      9.3   $    0.0   $     268.2
Obligations of states and
 political subdivisions .....         149.6        16.3        0.0         165.9
Debt securities issued by
 foreign governments ........         259.7        53.2        0.1         312.8
Corporate securities ........      17,336.1     1,485.9      113.4      18,708.6
Mortgage-backed securities ..       4,981.7       115.9       28.3       5,069.3
                                -----------  ----------   --------   -----------
  Total bonds ...............   $  22,986.0  $  1,680.6   $  141.8   $  24,524.8
                                ===========  ==========   ========   ===========

The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                       Statement        Fair
                                                         Value         Value
                                                      -----------   -----------
                                                             (In millions)

Due in one year or less .........................     $   1,569.1   $   1,622.2
Due after one year through five years ...........         5,597.3       5,922.5
Due after five years through ten years ..........         5,335.6       5,666.5
Due after ten years .............................         6,127.6       6,728.7
                                                      -----------   -----------
                                                         18,629.6      19,939.9
Mortgage-backed securities ......................         4,723.4       4,899.4
                                                      -----------   -----------
                                                      $  23,353.0   $  24,839.3
                                                      ===========   ===========

Gross gains of $126.4 million in 1998 and $61.5 million in 1997 and gross losses of $62.3 million in 1998 and $86.6 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $18.9 million were on deposit with state insurance departments to satisfy regulatory requirements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

The cost of common stocks was $258.4 million and $148.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $64.9 million, and gross unrealized depreciation totaled $54.0 million. The fair value of preferred stock totaled $832.4 million at December 31, 1998 and $695.8 million at December 31, 1997.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1998 and 1997, $421.5 million and $217.0 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $56.4 million, bonds with amortized cost of $105.1 million and real estate with depreciated cost of $14.6 million were non-income producing for the twelve months ended December 31, 1998.

Restructured commercial mortgage loans aggregated $230.5 million and $314.3 million as of December 31, 1998 and 1997, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                               Year ended December 31
                                          -------------------------------
                                            1998                    1997
                                          -------                 -------
                                                   (In millions)

Expected .............................    $  22.5                 $  33.8
Actual ...............................       11.6                    24.9



Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement          Geographic            Statement
     Property Type          Value           Concentration            Value
    --------------      -------------       -------------       ---------------
                        (In millions)                            (In millions)

Apartments ..........     $1,722.7     East North Central ....     $1,164.3
Hotels ..............        283.2     East South Central ....        137.1
Industrial ..........        894.9     Middle Atlantic .......      1,408.5
Office buildings ....      2,094.0     Mountain ..............        345.0
Retail ..............      1,589.6     New England ...........        791.1
1-4 Family ..........          6.4     Pacific ...............      1,848.7
Agricultural ........      1,298.3     South Atlantic ........      1,531.3
Other ...............        334.6     West North Central ....        287.5
                                       West South Central ....        602.2
                                       Other                          108.0
                        -------------                           -------------
                          $8,223.7                                 $8,223.7
                        =============                           =============

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--Continued

At December 31, 1998, the fair values of the commercial and agricultural mortgage loan portfolios were $7.3 billion and $1.3 billion, respectively. The corresponding amounts as of December 31, 1997 were approximately $6.7 billion and $1.5 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.68% and 6.82% for agricultural loans, 9.25% and 6.73% for other properties, and 7.5% and 6.65% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively. The corresponding amounts in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively. The corresponding amounts in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $458.2 million, $481.2 million, and $238.6 million, respectively, at December 31, 1998. The corresponding amounts in 1997 were $487.4 million, $503.3 million, and $247.9 million, respectively.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                                              December 31
                                                            ---------------
                                                             1998     1997
                                                            ------   ------
                                                             (In millions)

     Reinsurance recoverables ........................      $18.6    $12.5
     Funds withheld from reinsurers ..................       49.5     35.1



The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $251.1 million at December 31, 1998 and $236.3 million at December 31, 1997.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--Continued

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $12.7 million in 1998 and received a net cash payment of $1.1 million in 1997 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $1.0 million and transferred $2.4 million of cash for mortality claims to Variable Life, which increased by $0.5 million and decreased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POST RETIREMENT BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $92.6 million in 1998 and $89.7 million in 1997.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POST RETIREMENT BENEFIT PLANS--Continued

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.1 million and $6.2 million in 1998 and 1997, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company has funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is approximately zero. As of December 31, 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POST RETIREMENT BENEFIT PLANS--Continued

The changes in benefit obligation and plan assets are summarized as follows:

                                                                                  Year ended December 31
                                                        ------------------------------------------------------------------------
                                                                Pension Benefits                       Other Benefits
                                                        --------------------------------       ----------------------------
                                                           1998                  1997             1998                1997
                                                        ----------            ----------       --------            --------
                                                                                       (In millions)
Change in benefit obligation:
Benefit obligation at beginning of year ........        $  1,704.0         $  1,582.3         $  381.0         $  400.5
Service cost ...................................              32.8               30.7              6.8              8.5
Interest cost ..................................             115.5              109.3             24.4             25.5
Actuarial loss/(gain) ..........................              55.5               77.5            (16.8)           (22.2)
Benefits paid ..................................             (99.4)             (95.8)           (28.5)           (31.3)
                                                        ----------         ----------         --------         --------
Benefit obligation at end of year ..............           1,808.4            1,704.0            366.9            381.0
                                                        ----------         ----------         --------         --------

Change in plan assets:
Fair value of plan assets at beginning of year .           1,995.5            1,787.6            172.7            132.4
Actual return of plan assets ...................             296.1              295.5             39.9             31.0
Employer contribution ..........................              10.0                8.2              2.6              9.3
Benefits paid ..................................             (99.4)             (95.8)             0.0              0.0
                                                        ----------         ----------         --------         --------
Fair value of plan assets at end of year .......           2,202.2            1,995.5            215.2            172.7
                                                        ----------         ----------         --------         --------

Funded status ..................................             393.8              291.5           (151.7)          (208.3)
Unrecognized actuarial loss ....................            (292.0)            (219.6)          (163.0)          (127.1)
Unrecognized prior service cost ................              23.1               29.6             17.8             19.7
Unrecognized net transition (asset)
  obligation ...................................             (23.9)             (35.5)           294.3            315.2
                                                        ----------         ----------         --------         --------
Net amount recognized ..........................        $    101.0         $     66.0         $   (2.6)        $   (0.5)
                                                        ==========         ==========         ========         ========

The assumptions used in accounting for the benefit plans were as follows:

                                        Year ended December 31
                              ----------------------------------------
                                  Pension Benefits       Other Benefits
                              -----------------------   ---------------
                                 1998         1997       1998     1997
                              -----------  -----------  -------  -------
Discount rate ..............     6.75%        7.00%      6.75%    7.00%
Expected return on plan
 assets ....................     8.50%        8.50%      8.50%    8.50%
Rate of compensation
 increase ..................     4.56%        4.77%      4.00%    4.00%

For measurement purposes, a 5.75 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 5.00 percent in 2001 and remain at that level thereafter.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POST RETIREMENT BENEFIT PLANS--Continued

Net periodic benefit (credit) cost includes the following components:


                                             Year Ended December 31
                                   -----------------------------------------
                                      Pension Benefits       Other Benefits
                                   ------------------------  ---------------
                                      1998         1997       1998      1997
                                   -----------  -----------  -------  ---------
                                                 (in millions)
Service cost ....................   $  32.7      $  30.7     $  6.8    $  8.5
Interest cost ...................     115.5        109.3       24.4      25.5
Expected return on plan assets ..    (165.5)      (147.9)     (39.9)    (31.0)
Amortization of transition
 (asset) obligation .............     (11.6)       (11.7)      20.9      20.9
Amortization of prior service
 cost ...........................       6.5          6.6        1.9       1.9
Recognized actuarial (gain) loss       (2.6)        (1.0)      19.0      15.0
                                   --------     --------     ------   -------
   Net periodic benefit (credit)
    cost ........................   $ (25.0)     $ (14.0)    $ 33.1    $ 40.8
                                   ========     ========     ======   =======

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                  1-Percentage Point  1-Percentage Point
                                       Increase            Decrease
                                  ------------------  ------------------
                                              (In millions)
Effect on total of service and
 interest costs .................       $ 2.9              $ (2.5)
Effect on postretirement benefit
 obligations ....................        28.7               (25.9)


NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated majority-owned affiliates amounted to $13.8 billion at December 31, 1998 and $12.4 billion at December 31, 1997; total liabilities amounted to $12.5 billion at December 31, 1998 and $11.1 billion at December 31, 1997; and total net income was $148.5 million in 1998 and $184.8 million in 1997.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7). Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $62.2 million and $65.9 million in 1998 and 1997, respectively, from unconsolidated affiliates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:

                         Number of Contracts/             Assets (Liabilities)
                           Notional Amounts              1998                 1997
                        ---------------------   ---------------------   ----------------
                                                 Carrying     Fair      Carrying   Fair
                           1998        1997       Value       Value      Value    Value
                        ----------  ----------  ----------  ----------  --------  -------
                                                 ($ In millions)
Futures contracts to
 sell securities ......  $ 11,286    $  3,733     $(3.1)     $  (3.1)   $ (2.5)   $ (2.5)
Futures contracts to
 acquire securities ...     1,464       1,359      (0.3)        (0.3)      1.2       1.2
Interest rate swap
 agreements ...........   7,684.0     7,254.7        --       (159.1)       --     (58.3)
Interest rate cap
 agreements ...........     115.0       115.0       0.4          0.4       0.6       0.6
Interest rate floor
 agreements ...........     125.0       125.0       0.7          0.7       0.4       0.4
Interest rate swaption
 agreements ...........       0.0        34.2        --          0.0        --       0.0
Currency rate swap
 agreements ...........   2,881.5       221.5        --         16.2        --      (9.7)
Equity collar
 agreements ...........        --          --      28.6         28.6     (14.1)    (14.1)

Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 1999.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 1999 to 2028. The interest rate cap and floor agreements expire in 2000 to 2007. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 1999 to 2018. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $26.2 million in 1998 and $27.4 million in 1997. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                             December 31, 1998
                                                            -------------------
                                                               (In millions)
1999 ...................................................           $19.0
2000 ...................................................            16.5
2001 ...................................................            13.5
2002 ...................................................            10.0
2003 ...................................................             5.9
Thereafter .............................................             7.5
                                                                   -----
Total minimum payments .................................           $72.4
                                                                   =====

NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                               December 31, 1998           Percent
                                                               -----------------           -------
                                                                 (In millions)
Subject to discretionary withdrawal (with adjustment):
   With market value adjustment ...........................    $     792.0                    2.0%
   At book value less surrender charge ....................        2,773.8                    7.1
                                                               -----------                -------
      Total with adjustment ...............................        3,565.8                    9.1
   Subject to discretionary withdrawal (without
    adjustment) at book value .............................        3,782.8                    9.8
   Subject to discretionary withdrawal--separate
    accounts ..............................................       14,809.7                   38.1
Not subject to discretionary withdrawal:
   General account ........................................       15,375.2                   39.6
   Separate accounts ......................................        1,301.5                    3.4
                                                               -----------                -------
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance ................       38,835.0                  100.0%
                                                                                          =======
Less reinsurance ceded ....................................           (0.1)
                                                               -----------
Net annuity reserves, deposit fund liabilities
 and separate accounts ....................................    $  38,834.9
                                                               ===========

Any liquidation costs associated with the $14.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $329.1 million, $72.0 million, $214.1 million and $471.4 million, respectively, at December 31, 1998. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.1 billion at December 31, 1998. The majority of these commitments expire in 1999.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1998, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $602.8 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1998 and 1997 amounted to $4.6 million and $4.1 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1998, the aggregate outstanding principal balance of the pools of loans was $445.8 million. There were no mortgage loans buy-backs in 1998 and 1997.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1998 were $411.7 million for short-term borrowings and $173.4 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES--Continued

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                   December 31
                                 ---------------------------------------------
                                          1998                    1997
                                 ---------------------   ---------------------
                                  Carrying     Fair       Carrying     Fair
                                   Amount      Value       Amount      Value
                                 ----------  ----------  ----------  ----------
                                                 (In millions)
Assets
   Bonds--Note 6 .............   $23,353.0   $24,839.3   $22,986.0   $24,524.8
   Preferred
    stocks--Note 6 ...........       844.7       832.4       640.6       695.8
   Common stocks--Note 6 .....       269.3       269.3       256.9       256.9
   Mortgage loans on
    real estate--Note 6 ......     8,223.7     8,619.7     7,851.2     8,215.9
   Policy loans--Note 1 ......     1,573.8     1,573.8     1,577.3     1,577.3
   Cash and cash
    equivalents--Note 1 ......     1,348.9     1,348.9       724.8       724.8
Liabilities
   Guaranteed investment
    contracts--Note 1 ........    12,666.9    12,599.7    11,499.4    11,516.8
   Fixed rate deferred
    and immediate
    annuities--Note 1 ........     4,375.0     4,412.2     4,289.1     4,290.4
   Supplementary
    contracts without
    life contingencies--
    Note 1 ...................        42.7        44.7        40.9        42.1
Derivatives assets (liabilities)
relating to:--Note 10
Futures contracts ............        (3.4)       (3.4)       (1.3)       (1.3)
Interest rate swaps ..........          --      (159.1)         --       (58.3)
Currency rate swaps ..........          --        16.2          --        (9.7)
Interest rate caps ...........         0.4         0.4         0.6         0.6
Interest rate floors .........         0.7         0.7         0.4         0.4
Equity collar agreements .....        28.6        28.6       (14.1)      (14.1)
Commitments--Note 13 .........          --     1,114.2          --     1,332.3

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)

The Company is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

Many of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

The Company began to address the Year 2000 project as early as 1994. The Company's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, The Company has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, the Company has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to the Company, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

The Company's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that the Company's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has thousands of individual and business customers that hold insurance policies, annuities and other financial products of the company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

The Company's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing the Company's readiness as well as that of material business partners on whom the Company depends. The Company's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that the Company has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Contractowners
John Hancock Variable Annuity Account H
of John Hancock Mutual Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account H (the Account) (comprising, respectively, the V.A. Special Opportunities, V.A. Sovereign Bond, V.A. Independence Equity, V.A. Growth, V.A. Growth and Income, V.A. Financial Industries, V.A. World Bond, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Emerging Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors and V.A. 500 Index Subaccounts) as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account H at December 31, 1998, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                     ERNST & YOUNG LLP

Boston,Massachusetts
February 10,1999

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                          V.A.          V.A.         V.A.                        V.A.
                                         SPECIAL     SOVEREIGN   INDEPENDENCE     V.A.        GROWTH AND
                                      OPPORTUNITIES     BOND        EQUITY       GROWTH         INCOME
                                      SUBACCOUNT**   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT***
                                      -------------  ----------  ------------  -----------  ---------------
ASSETS
Investment in shares
 of portfolios of
 Declaration Trust, at
 value ........................       $     615,082  $4,505,545  $12,966,751   $ 4,597,395    $ 8,689,119
Receivable from
 Declaration Trust ............                  32         147        1,073         2,439            280
                                      -------------  ----------  -----------   -----------    -----------
Total assets ..................             615,114   4,505,692   12,967,824     4,599,834      8,689,399
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance Company ............                  --          --          652         2,290             --
Asset charges payable .........                  32         147          421           149            280
                                      -------------  ----------  -----------   -----------    -----------
Total liabilities .............                  32         147        1,073         2,439            280
                                      -------------  ----------  -----------   -----------    -----------
Net assets ....................       $     615,082  $4,505,545  $12,966,751   $ 4,597,395    $ 8,689,119
                                      =============  ==========  ===========   ===========    ===========

                                         V.A.                      V.A.                           V.A.
                                       FINANCIAL      V.A.      HIGH YIELD        V.A.          REGIONAL
                                      INDUSTRIES   WORLD BOND      BOND       INTERNATIONAL       BANK
                                      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT***   SUBACCOUNT     SUBACCOUNT**
                                      -----------  ----------  -------------  -------------  --------------
ASSETS
Investment in shares
 of portfolios of
 Declaration Trust, at
 value ........................       $26,197,897   $212,490    $3,661,411     $2,225,156      $9,342,948
Receivable from
 Declaration Trust ............               852          7           124             74             584
                                      -----------   --------    ----------     ----------      ----------
Total assets ..................        26,198,749    212,497     3,661,535      2,225,230       9,343,532
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance Company ............                --         --            --             --             271
Asset charges payable .........               852          7           124             74             313
                                      -----------   --------    ----------     ----------      ----------
Total liabilities .............               852          7           124             74             584
                                      -----------   --------    ----------     ----------      ----------
Net assets ....................       $26,197,897   $212,490    $3,661,411     $2,225,156      $9,342,948
                                      ===========   ========    ==========     ==========      ==========

                                         V.A.          V.A.        V.A.           V.A.            V.A.
                                       EMERGING       MONEY     STRATEGIC      SOVEREIGN          500
                                        GROWTH        MARKET      INCOME       INVESTORS         INDEX
                                      SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                      ----------    ----------  ----------     ----------      ----------
ASSETS
Investment in shares
 of portfolios of
 Declaration Trust, at
 value ........................       $3,338,586    $7,706,736  $5,396,737     $13,380,908     $11,801,810
Receivable from
 Declaration Trust ............              108       100,065         180             437           1,447
                                      ----------    ----------  ----------     -----------     -----------
Total assets ..................        3,338,694     7,806,801   5,396,917      13,381,345      11,803,257
LIABILITIES
Payable to John
 Hancock Mutual Life
 Insurance Company ............               --        99,821         --              --            1,061
Asset charges payable .........              108           244        180             437              386
                                      ----------    ---------- ----------     -----------      -----------
Total liabilities .............              108       100,065        180             437            1,447
                                      ----------    ---------- ----------     -----------      -----------
Net assets ....................       $3,338,586    $7,706,736 $5,396,737     $13,380,908      $11,801,810
                                      ==========    ========== ==========     ===========      ===========

 ** From January 5, 1998 (commencement of investment operations).
*** From May 1, 1998 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998

                                   V.A.          V.A.         V.A.                          V.A.
                                  SPECIAL     SOVEREIGN   INDEPENDENCE      V.A.         GROWTH AND
                               OPPORTUNITIES     BOND        EQUITY        GROWTH          INCOME
                               SUBACCOUNT**   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT***
                               -------------  ----------  ------------  -------------  ---------------
Investment income:
 Distributions
  received from
  portfolios of
  Declaration Trust .......      $    263      $243,784    $  230,159   $         --    $     37,659
Expenses:
 Mortality and expense
  risks ...................         2,516        34,382        84,452         27,067          41,767
                                 --------      --------    ----------   ------------    ------------
Net investment income
 (loss) ...................        (2,253)      209,402       145,707        (27,067)         (4,108)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss) ..................        (6,497)       29,556        72,335         59,808          12,915
 Net unrealized
  appreciation
  (depreciation)
  during the period .......        56,844         4,388     1,550,627        629,195         954,534
                                 --------      --------    ----------   ------------    ------------
Net realized and
 unrealized gain
 (loss) on investments ....        50,347        33,944     1,622,962        689,003         967,449
                                 --------      --------    ----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations ...............      $ 48,094      $243,346    $1,768,669   $    661,936    $    963,341
                                 ========      ========    ==========   ============    ============

                                  V.A.                     V.A.                           V.A.
                               FINANCIAL      V.A.      HIGH YIELD        V.A.          REGIONAL
                               INDUSTRIES  WORLD BOND      BOND       INTERNATIONAL       BANK
                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT***   SUBACCOUNT     SUBACCOUNT***
                               ----------  ----------  -------------  -------------  ---------------
Investment income:
 Distributions
  received from
  portfolios of
  Declaration Trust .......     $257,134    $ 9,788     $ 200,763       $ 14,060       $  64,890
Expenses:
 Mortality and expense
  risks ...................      237,626      2,277        24,178         14,939          54,378
                                --------    -------     ---------       --------       ---------
Net investment income
 (loss) ...................       19,508      7,511       176,585           (879)         10,512
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss) ..................      337,276     (1,356)      (70,619)       (38,507)       (370,654)
 Net unrealized
  appreciation
  (depreciation)
  during the period .......       21,347      4,032      (466,080)       203,266        (105,324)
                                --------    -------     ---------       --------       ---------
Net realized and
 unrealized gain
 (loss) on investments ....      358,623      2,676      (536,699)       164,759        (475,978)
                                --------    -------     ---------       --------       ---------
Net increase
 (decrease) in net
 assets resulting from
 operations ...............     $378,131    $10,187     $(360,114)      $163,880       $(465,466)
                                ========    =======     =========       ========       =========

                                  V.A.        V.A.        V.A.        V.A.         V.A.
                                EMERGING     MONEY     STRATEGIC   SOVEREIGN       500
                                 GROWTH      MARKET      INCOME    INVESTORS      INDEX
                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                               ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions
  received from
  portfolios of
  Declaration Trust .......    $     --     $268,075   $ 295,873   $  166,739   $  605,896
Expenses:
 Mortality and expense
  risks ...................      24,554       64,190      42,201       99,300       80,065
                               --------     --------   ---------   ----------   ----------
Net investment income
 (loss) ...................     (24,554)     203,885     253,672       67,439      525,831
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss) ..................      23,566           --     (16,316)      70,799      156,071
 Net unrealized
  appreciation
  (depreciation)
  during the period .......     393,076           --    (129,004)   1,118,064    1,001,035
                               --------     --------   ---------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments ....     416,642           --    (145,320)   1,188,863    1,157,106
                               --------     --------   ---------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations ...............    $392,088     $203,885   $ 108,352   $1,256,302   $1,682,937
                               ========     ========   =========   ==========   ==========

  * From April 14, 1997 (commencement of investment operations).
 ** From January 5, 1998 (commencement of investment operations).
*** From May 1, 1998 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEAR AND PERIODS ENDED DECEMBER 31,

                                          V.A.                 V.A.                       V.A.
                                         SPECIAL            SOVEREIGN                 INDEPENDENCE                 V.A.
                                      OPPORTUNITIES            BOND                      EQUITY                   GROWTH
                                       SUBACCOUNT           SUBACCOUNT                 SUBACCOUNT               SUBACCOUNT
                                      -------------  ------------------------   ------------------------   ---------------------
                                         1998**         1998         1997*         1998         1997*         1998        1997*
                                      -------------  ------------  -----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) .......   $ (2,253)    $   209,402   $   22,477   $   145,707   $   42,765   $  (27,067)   $ (3,928)
 Net realized gains (losses) ........     (6,497)         29,556        1,664        72,335       30,355       59,808      12,965
 Net unrealized appreciation
  (depreciation) during the period ..     56,844           4,388        3,735     1,550,627       68,631      629,195      32,217
                                        --------     -----------   ----------   -----------   ----------   ----------    --------
Net increase (decrease) in net
 assets resulting from operations ...     48,094         243,346       27,876     1,768,669      141,751      661,936      41,254
From contractowner transactions:
 Net premiums from contractowners ...    589,145       3,908,345    1,395,748     8,687,135    2,988,907    3,229,683     822,891
 Net benefits to contractowners .....    (22,157)     (1,069,195)        (575)     (559,525)     (60,186)    (152,542)     (5,827)
                                        --------     -----------   ----------   -----------   ----------   ----------    --------
Net increase in net assets resulting
 from contractowner transactions ....    566,988       2,839,150    1,395,173     8,127,610    2,928,721    3,077,141     817,064
                                        --------     -----------   ----------   -----------   ----------   ----------    --------
Net increase in net assets ..........    615,082       3,082,496    1,423,049     9,896,279    3,070,472    3,739,077     858,318
Net assets at beginning of period ...          0       1,423,049            0     3,070,472            0      858,318           0
                                        --------     -----------   ----------   -----------   ----------   ----------    --------
Net assets at end of period .........   $615,082     $ 4,505,545   $1,423,049   $12,966,751   $3,070,472   $4,597,395    $858,318
                                        ========     ===========   ==========   ===========   ==========   ==========    ========

                                   V.A.                V.A.                    V.A.               V.A.
                                  GROWTH            FINANCIAL                 WORLD            HIGH YIELD
                                AND INCOME          INDUSTRIES                 BOND               BOND
                                SUBACCOUNT          SUBACCOUNT              SUBACCOUNT         SUBACCOUNT
                                -----------  ------------------------   -------------------   -------------
                                  1998***        1998         1997*        1998      1997*        1998***
                                -----------  ------------  -----------  ---------  ---------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) ...................    $   (4,108)  $    19,508   $   12,508   $  7,511   $  3,152    $  176,585
 Net realized gains
  (losses) .................        12,915       337,276       52,481     (1,356)        27       (70,619)
 Net unrealized
  appreciation
  (depreciation)
  during the period ........       954,534        21,347      550,449      4,032     (2,037)     (466,080)
                                ----------   -----------   ----------   --------   --------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations ................       963,341       378,131      615,438     10,187      1,142      (360,114)
From contractowner
 transactions:
 Net premiums from
  contractowners ...........     8,400,284    23,261,882    8,451,337    117,976    155,911     4,353,911
 Net benefits to
  contractowners ...........      (674,506)   (6,410,563)     (98,328)   (72,554)      (172)     (332,386)
                                ----------   -----------   ----------   --------   --------    ----------
Net increase in net
 assets resulting from
 contractowner
 transactions ..............     7,725,778    16,851,319    8,353,009     45,422    155,739     4,021,525
                                ----------   -----------   ----------   --------   --------    ----------
Net increase in net
 assets ....................     8,689,119    17,229,450    8,968,447     55,609    156,881     3,661,411
Net assets at
 beginning of period .......             0     8,968,447            0    156,881          0             0
                                ----------   -----------   ----------   --------   --------    ----------
Net assets at end of
 period ....................    $8,689,119   $26,197,897   $8,968,447   $212,490   $156,881    $3,661,411
                                ==========   ===========   ==========   ========   ========    ==========

  * From April 14, 1997 (commencement of investment operations).
 ** From January 5, 1998 (commencement of investment operations)
*** From May 1, 1998 (commencement of investment operations)

See accompanying notes.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                       YEAR AND PERIODS ENDED DECEMBER 31,

                                                                  V.A.                V.A.                       V.A.
                                               V.A.             REGIONAL            EMERGING                     MONEY
                                           INTERNATIONAL          BANK               GROWTH                     MARKET
                                            SUBACCOUNT         SUBACCOUNT          SUBACCOUNT                 SUBACCOUNT
                                       ---------------------   ------------  -----------------------   -------------------------
                                          1998       1997*       1998***        1998        1997*          1998          1997*
                                       -----------  ---------  ------------  -----------  -----------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) .......  $     (879)  $ 28,783   $    10,512   $  (24,554)  $   (4,167)  $    203,885    $   23,873
 Net realized gains (losses) ........     (38,507)       (80)     (370,654)      23,566       10,298             --            --
 Net unrealized appreciation
  (depreciation) during the period ..     203,266    (75,770)     (105,324)     393,076      (21,053)            --            --
                                       ----------   --------   -----------   ----------   ----------   ------------    ----------
Net increase (decrease) in net assets
 resulting from operations ..........     163,880    (47,067)     (465,466)     392,088      (14,922)       203,885        23,873
From contractowner transactions:
 Net premiums from contractowners ...   1,762,369    641,822    12,264,782    2,281,262    1,027,764     19,601,702     3,182,410
 Net benefits to contractowners .....    (256,871)   (38,977)   (2,456,368)    (339,471)      (8,136)   (14,740,227)     (564,908)
                                       ----------   --------   -----------   ----------   ----------   ------------    ----------
Net increase in net assets resulting
 from contractowner transactions ....   1,505,498    602,845     9,808,414    1,941,792    1,019,628      4,861,476     2,617,502
                                       ----------   --------   -----------   ----------   ----------   ------------    ----------
Net increase in net assets ..........   1,669,378    555,778     9,342,948    2,333,880    1,004,706      5,065,361     2,641,375
Net assets at beginning of period ...     555,778          0             0    1,004,706            0      2,641,375             0
                                       ----------   --------   -----------   ----------   ----------   ------------    ----------
Net assets at end of period .........  $2,225,156   $555,778   $ 9,342,948   $3,338,586   $1,004,706   $  7,706,736    $2,641,375
                                       ==========   ========   ===========   ==========   ==========   ============    ==========

                                                              V.A.                       V.A.                       V.A.
                                                            STRATEGIC                 SOVEREIGN                     500
                                                             INCOME                   INVESTORS                    INDEX
                                                           SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT
                                                     -----------------------   ------------------------   ------------------------
                                                        1998        1997*         1998         1997*         1998          1997*
                                                     -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................   $  253,672   $   36,289   $    67,439   $    8,483   $   525,831    $  151,668
 Net realized gains (losses) .....................      (16,316)       1,779        70,799       28,518       156,071        12,229
 Net unrealized appreciation (depreciation)
  during the period ..............................     (129,004)     (13,385)    1,118,064      184,787     1,001,035       (41,691)
                                                     ----------   ----------   -----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations .................................      108,352       24,683     1,256,302      221,788     1,682,937       122,206
From contractowner transactions:
 Net premiums from contractowners ................    4,600,427    1,266,875     9,106,163    3,349,658     7,789,626     3,463,534
 Net benefits to contractowners ..................     (599,167)      (4,433)     (473,249)     (79,754)   (1,210,749)      (45,744)
                                                     ----------   ----------   -----------   ----------   -----------    ----------
Net increase in net assets resulting from
 contractowner transactions ......................    4,001,260    1,262,442     8,632,914    3,269,904     6,578,877     3,417,790
                                                     ----------   ----------   -----------   ----------   -----------    ----------
Net increase in net assets .......................    4,109,612    1,287,125     9,889,216    3,491,692     8,261,814     3,539,996
Net assets at beginning of period ................    1,287,125            0     3,491,692            0     3,539,996             0
                                                     ----------   ----------   -----------   ----------   -----------    ----------
Net assets at end of period ......................   $5,396,737   $1,287,125   $13,380,908   $3,491,692   $11,801,810    $3,539,996
                                                     ==========   ==========   ===========   ==========   ===========    ==========


  * From April 14, 1997 (commencement of investment operations).
 ** From January 5, 1998 (commencement of investment operations).
*** From May 1, 1998 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  John Hancock Variable Annuity Account H (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). The Account commenced investment operations on April 14, 1997. The Account was formed to fund variable annuity contracts (Contracts) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of fifteen subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Funds' Declaration Trust (the Fund). New subaccounts may be added as new Portfolios are added to the Fund, or as other investment options are developed and made available to contractowners. The fifteen Portfolios of the Fund which are currently available are V.A. Special Opportunities, V.A. Sovereign Bond, V.A. Independence Equity, V.A. Growth, V.A. Growth and Income, V.A. Financial Industries, V.A. World Bond, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Emerging Growth, V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors and V.A. 500 Index. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other contracts benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the contracts may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the contracts funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHMLICO assumes mortality and expense risks of the contracts for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of contract, of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. TRANSACTION WITH AFFILIATES

  John Hancock Advisers, Inc. acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO, the Fund, John Hancock Advisers, Inc. or John Hancock.

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund at December 31, 1998 were as follows:


                 SUBACCOUNT             SHARES OWNED     COST          VALUE
                 ----------             ------------  -----------  -------------
      V.A. Special Opportunities ....       55,765    $   558,239   $   615,082
      V.A. Sovereign Bond ...........      427,146      4,497,423     4,505,545
      V.A. Independence Equity ......      730,933     11,347,493    12,966,751
      V.A. Growth ...................      343,859      3,935,982     4,597,395
      V.A. Growth and Income ........      722,287      7,734,584     8,689,119
      V.A. Financial Industries .....    1,813,003     25,626,101    26,197,897
      V.A. World Bond ...............       21,551      8,717,875       212,490
      V.A. High Yield Bond ..........      445,549      4,127,492     3,661,411
      V.A. International ............      182,689      1,546,703     2,225,156
      V.A. Regional Bank ............    1,029,482      9,448,273     9,342,948
      V.A. Emerging Growth ..........      278,215      2,630,130     3,338,586
      V.A. Money Market .............    7,706,736      5,609,237     7,706,736
      V.A. Strategic Income .........      534,333      7,343,629     5,396,737
      V.A. Sovereign Investors ......      857,201      9,861,342    13,380,908
      V.A. 500 Index ................      774,905     10,683,612    11,801,810

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund during 1998, were as follows:


                      SUBACCOUNT                   PURCHASES       SALES
                      ----------                  -----------  -------------
      V.A. Special Opportunities ...........      $   595,738   $    31,002
      V.A. Sovereign Bond ..................        4,223,065     1,174,512
      V.A. Independence Equity .............        8,686,448       413,132
      V.A. Growth ..........................        3,301,397       251,324
      V.A. Growth and Income ...............        8,210,918       489,249
      V.A. Financial Industries ............       21,753,817     4,882,989
      V.A. World Bond ......................          140,392        87,459
      V.A. High Yield Bond .................        4,642,499       444,388
      V.A. International ...................        1,764,940       260,322
      V.A. Regional Bank ...................       12,195,908     2,376,981
      V.A. Emerging Growth .................        2,330,008       412,770
      V.A. Money Market ....................       18,661,578    13,596,217
      V.A. Strategic Income ................        4,936,818       681,885
      V.A. Sovereign Investors .............        9,107,946       407,593
      V.A. 500 Index .......................        8,364,535     1,259,827



5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1998 were as follows:

                           CLASS 1 (> 250,000)         CLASS 2 (> 250,000)
                        --------------------------  ----------------------------
                        ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
      SUBACCOUNT           SHARES     SHARE VALUES     SHARES      SHARE VALUES
      ----------        ------------  ------------  ------------  --------------
V.A. Special
 Opportunities .......      39,315       $10.90         17,070        $10.93
V.A. Sovereign Bond ..     285,086        12.22         81,613         12.29
V.A. Independence
 Equity ..............     535,120        18.22        175,693         18.32
V.A. Growth ..........     259,784        12.99         93,898         13.06
V.A. Growth and Income     550,009        11.99        174,240         12.02
V.A. Financial
 Industries ..........   1,442,358        14.36        380,604         14.42
V.A. World Bond ......      19,202        11.04              0         11.10
V.A. High Yield Bond .     389,206         8.88         22,149          8.90
V.A. International ...     154,121        12.72         20,726         12.79
V.A. Regional Bank ...     858,858         9.28        170,508          9.29
V.A. Emerging Growth .     236,058        11.68         49,540         11.75
V.A. Money Market ....   4,821,302         1.08      2,159,915          1.09
V.A. Strategic Income      389,710        12.19         51,839         12.26
V.A. Sovereign
 Investors ...........     651,965        15.79        194,474         15.88
V.A. 500 Index .......     502,899        18.01        151,454         18.11

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

6. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Annuity Account H, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

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